As filed with the Securities and Exchange Commission on November 23, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor ANNUAL REPORT: 09/30/21 Ariel Fund Ariel Appreciation Fund Ariel Focus Fund Ariel International Fund Ariel Global Fund Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

Average annual total returns as of 09/30/21

	3Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	-0.17%	25.87%	65.59%	11.83%	13.23%	15.79%	11.48%

Russell 2500TM Value Index	-2.07	20.14	54.38	8.87	10.49	13.35	11.10

Russell 2500TM Index	-2.68	13.83	45.03	12.47	14.25	15.27	11.14

S&P 500® Index	0.58	15.92	30.00	15.99	16.90	16.63	11.01

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 09/30/21

	3Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	-2.95%	17.57%	45.27%	9.39%	10.09%	13.36%	10.60%

Russell Midcap® Value Index	-1.01	18.24	42.40	10.28	10.59	13.93	11.35

Russell Midcap® Index	-0.93	15.17	38.11	14.22	14.39	15.52	11.69

S&P 500® Index	0.58	15.92	30.00	15.99	16.90	16.63	10.49

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 3

DEAR FELLOW SHAREHOLDER:

On the surface, the third quarter returns for the broad market, as measured by the S&P 500, might appear placid since the large company index managed to eke out a +0.58% gain for the period. Beneath the surface, there was an undertow. As The New York Times noted, “…[In September], the S&P 500 suffered its worst monthly drop since the start of the pandemic, as investors jettisoned tech stocks, small companies and industrial shares…”1

Against this backdrop, Ariel Fund declined -0.17% during the quarter, ahead of the Russell 2500 Value Index’s -2.07% loss as well as the Russell 2500 Index’s -2.68% decline. By contrast, Ariel Appreciation Fund fell short of its primary and secondary benchmarks—giving back -2.95% compared to -1.01% for the Russell Midcap Value Index and -0.93% for the Russell Midcap Index.

Although the Funds differ by market capitalization, some overlapping holdings and sector biases resulted in common performance drivers during the quarter. In the case of Ariel Fund, our Consumer Discretionary and Real Estate holdings were strong contributors. Still, our hefty Industrial exposure as well as our underweight in the top-performing Energy sector hurt. We have learned the hard way that navigating commodity cycles is not within our circle of competence which explains our avoidance of Oil and Energy. Meanwhile, a complete lack of exposure to the beaten-up tech sector and a bit of cash marginally insulated Ariel Appreciation Fund from softness across every other industry group. In our experience, when underperformance is more widespread and less stock specific, style—in our case our value and industry biases—becomes the key driver of results.

TRAINED!

One of the most poignant scenes in the movie, Man on Fire, features lead actor, Denzel Washington, preparing Dakota Fanning for a swim meet. Washington is the child’s bodyguard. After a series of drills designed to teach her how to better react to a race’s starting gun, Washington asks the engrossed diver:

Washington: Are you tough?

Fanning: I am as tough as you.

Washington: There is no such thing as tough. Either you are trained or untrained. Now, which are you?

Fanning: Trained.

Washington shouts: WHICH ARE YOU???

Fanning shouts back: TRAINED!!!

Washington: Trained. Okay. Let’s go again.

This exchange reminds us of some recent client meetings where questions often center on the state of the current bull market. Many clients express concern stocks are long overdue for some form of a correction or even worse. As The New York Times recently reported, “There were 53 new highs through the end of August, the most at that point in the year since 1964.”2 We know some are less than satisfied when we say, “we don’t know when or why the market might turn.” Crystal balls are in short supply these days. That is why, in these conversations, we also emphasize that 38 years of patient investing in a broad range of investment environments and four distinctly different market cycles have solidly prepared us for the good, the bad, and even—the ugly. We do not “tough out” difficult times or problem stocks; we are trained for them. We do not fear the future because we are trained.

In Erwin McManus’s book, The Way of the Warrior, the author writes, “The warrior trains for the unexpected moment. They know life is unpredictable, they are undaunted by this reality, for though they cannot plan what life will bring, they know they are prepared for it.”3 Often when we think of warriors, we think of conditioning. According to Encyclopedia Britannica, “Conditioning is a form of learning in which either (1) a given stimulus (or signal) becomes increasingly addictive in evoking a response or (2) a response occurs with increasing regularity in a well-specified and stable environment.” Physiologist Ivan Pavlov conducted the most famous conditioning

[1]	Phillips, Matt. “The Stock Market’s Hot Summer Became a Swoon. Where Does It Go Next?” The New York Times. October 18, 2021.
[2]	Phillips, Matt. “The Stock Market’s Hot Summer Became a Swoon. Where Does It Go Next?” The New York Times. October 18, 2021.
[3]	McManus, Erwin Raphael. The Way of the Warrior. Pg. 49. Crown Publishing Group. 2005.

4	SLOW AND STEADY WINS THE RACE

experiment ever when he introduced a ringing bell just before feeding a group of dogs. Over time, the dogs began to salivate at the sound of the bell. In a similar way, down markets, underperforming sectors and even poor performing portfolio holdings stimulate our contrarian predisposition and leave us salivating for value.

SEEING GREEN IN RED

There are times when our conviction for a name can be so high that we hold it across all of our domestic equity portfolios. Nielsen Holdings (NLSN), one of this quarter’s poorest performing names, sits in this category. Nielsen shares slumped -22% during the quarter. Although we hate losing money, we believe unrealized upside embedded in our portfolios was boosted as the stock was oversold.

Nielsen is a global leader in tracking television audience viewership. Having held the position since 2017, we were pleased to see its shares rally last year after the company deleveraged its balance sheet by selling its less attractive Connect business (which measures market share for consumer products at retail) for $2.7 billion. Once focused on the more attractive Watch business (which measures viewership ratings across media), we anticipated continued recovery. But in September, the Media Rating Council (MRC) suspended Nielsen’s TV ratings accreditation. MRC alleged the company was undercounting viewership during COVID and Nielsen acknowledges the pandemic reduced its rating panel participant home visits. This setback has been compounded by the fact that broadcasters have long been skeptical of Nielsen’s ability to capture all of the ways people watch broadcast television, particularly on mobile devices.

With new management, the company is now on the cusp of rolling out Nielsen ONE—the only truly cross platform media measurement solution. Built from the ground up, this innovative system incorporates traditional television as well as streaming viewership. It is worth noting, Nielsen was the sole accredited service and we expect that accreditation to be restored in the coming months. Although Nielsen critics have been sharp in their rebuke, the company is essentially the only independent provider of unbiased comprehensive viewership data. Broadcasters need Nielsen data to price their ads appropriately. Without this data, a network reporting its own viewership is akin to students “grading their own homework.” Meanwhile, ad purchasers need Nielsen data to appropriately target their buys. Even Netflix founder and Co-CEO Reed Hastings has cited Nielsen as the crucial independent arbitrator of the streaming wars. His competition clearly agrees. YouTube, Roku and Vizio among others have recently signed onto Nielsen ONE.

OUTLOOK

The Wall Street Journal recently reported, “The economy is in an unusual position: Demand is strong. Households are flush with cash and have increased spending briskly this year on goods and services. But businesses are struggling to find workers to serve them, part of a broader supply squeeze that is being felt in the U.S. and globally.”4 While some see growing inflation as “transitory,” we do not completely agree. While we believe supply chain disruptions and shortages will soon pass, once large numbers of people receive raises to induce them to return to work, there is no cutting pay. We expect wage inflation to stick. Herein lies the rub. When it comes to stocks—particularly growth stocks selling at high multiples—inflation acts as gravity. As interest rates are likely hiked to dampen inflation, a dollar earned today becomes more valuable than a dollar earned in the future. This is the exact opposite of the most recent low interest rate, growth stock heyday where the value of a dollar today is no different than one earned in the future.

“When it comes to stocks—particularly growth stocks selling at high multiples—inflation acts as gravity.”

No matter the macro-economic circumstance, just like the child swimmer in Man on Fire, when the gun goes off, our team is instinctively ready to go.

[4]	Mitchell, Josh. “Job Gains Hit Slowest Pace of the Year.” The Wall Street Journal. October 9-10, 2021. Page A1.

ARIELINVESTMENTS.COM 5

PORTFOLIO COMINGS AND GOINGS

During the quarter, we added leading supplier of automatic-dimming mirrors for the automotive industry, Gentex Corporation (GNTX), to Ariel Fund and Ariel Appreciation Fund. With over 90% market share and a long history of technological innovation and manufacturing capability, the company consistently outgrows the broader industry, produces best-in-class operating margins, and generates attractive free cash flows. Recently, the stock has underperformed due to broad-based supply chain concerns and the disruption of global automotive production. We view these worries as overblown and see this as an opportunity to own a high-quality, niche franchise with excellent and improving growth prospects, well-positioned to benefit from growing market adoption of its essential technologies.

We also purchased shares of professional football club, Manchester United Plc. (MANU) in those same Funds. The team plays in the English Premier League (EPL), the most watched professional sports league in the world. Unlike most sports franchises, MANU leverages its global brand to drive a larger revenue base, enabling the acquisition of top talent which has proven to drive strong league performance over the long-term. MANU also distributes and broadcasts live football content directly and indirectly through partners; owns and operates Old Trafford Stadium; and also engages in sponsorships, merchandising and product licensing. Pandemic-related revenue pressures and investor concerns surrounding media rights enabled us to build a position at a meaningful discount to our assessment of intrinsic value.

In Ariel Fund and Ariel Appreciation Fund, we re-initiated a position in Madison Square Garden Sports Corp (MSGS). As the owner of two storied sports franchises in the biggest U.S. market—the New York Knicks (NBA) and Rangers (NHL)—we believe the company’s scarce and valuable content should continue to grow and command a premium as the economic reopening continues.

On the sell side, in Ariel Fund, we exited leading manufacturer and supplier of acoustic components to smartphones, home devices and hearing aid manufacturers, Knowles Corporation (KN), on valuation. Likewise, in both Funds, we successfully sold MSG Networks Inc. (MSGN) upon its acquisition by Madison Square Garden Entertainment (MSGE).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

6	SLOW AND STEADY WINS THE RACE

Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

Equity markets delivered a remarkable recovery over the trailing one-year period. Record levels of fiscal support, ultra-low interest rates, accelerating vaccination rates and pent-up consumer demand helped drive strong corporate earnings growth. All has not been goldilocks, however, as the market’s upward trajectory was interrupted over the summer by rising cases of the COVID-19 Delta variant, continued supply chain constraints and persistently high inflation. While we expect volatility to remain elevated, we believe investors focused on underlying long-term business fundamentals will likely be rewarded. Against this backdrop, Ariel Fund jumped +65.59% over the trailing one-year period, outperforming both the similarly positioned Russell 2500 Value Index’s gain of +54.38% and the Russell 2500 Index, which returned +45.03%.

After being a bottom contributor last year, television broadcaster and magazine advertiser, Meredith Corporation (MDP) reversed course to become the top contributor to performance over the trailing one-year period. Shares traded higher in May following MDP’s acceptance of an acquisition bid from Gray Television for its 17 local television stations. Subsequently, MDP announced its intention to create a pure-play business focused on digital and consumer opportunities across the remaining lifestyle media brands. Then, late in the reporting period, shares climbed sharply on news the company was in advanced discussions to sell the publishing segment to Barry Diller’s digital media company, IAC/InterActiveCorp.

In addition, real estate expert Jones Lang LaSalle (JLL) was another strong performer over the trailing one-year period. Despite pandemic related headwinds for commercial real estate transaction activity, the company continued to prudently manage expenditures to preserve cash. JLL’s diverse business model and annuity-like non-transaction revenue mix, such as corporate outsourcing, helped offset weakness in the cyclical leasing and capital market businesses until vaccination rates rose. Then, this summer, JLL reported a broad recovery across the firm’s transaction-based businesses. Strong capital market and leasing activity drove management to meaningfully raise the company’s EBITDA margin outlook. Meanwhile, JLL continues to return excess capital through share repurchases. At current levels, we remain optimistic about JLL’s value proposition for key stakeholders.

Conversely, branded home improvement and building products manufacturer Masco Corp. (MAS) was the greatest detractor from relative performance in the period. We believe this price action runs counter to the strength of the long-term fundamentals in the business. Despite investor concerns related to supply chain cost pressures, MAS continues to deliver financial and operating results ahead of consensus, while returning capital to shareholders via buybacks. Near term, we believe MAS is well positioned to capitalize on growing interest in do-it-yourself home enhancement. Looking ahead, we expect the company to enhance its operating profitability, as it continues to benefit from scale, technological know-how and the positioning of its supply chain.

Waste management services provider Stericycle, Inc. (SRCL) also weighed on relative returns over the trailing one-year period. Importantly, the core waste collection and disposal business continues to show signs of stability, as waste volume associated with vaccine administration and COVID-19 testing continues to help offset declines in elective surgical procedures and maritime waste services. Looking ahead, we continue to believe SRCL is a solid franchise with stable long-term growth prospects, favorable margin expansion and strong free cash flow generation opportunities.

The COVID-19 Delta variant, supply chain shortages, looming political battles over infrastructure spending, the debt ceiling and potential changes in tax rates present risks on a go-forward basis. However, we remain cautiously optimistic the post-lockdown recovery will continue, albeit at a slower pace, due to improving consumer confidence, positive corporate earnings growth expectations, and accelerating vaccination rates. We believe high valuations, rising inflation, and less accommodative monetary policy should be top of mind for investors. The best offense is often a good defense. Ignoring market noise and searching instead for quality companies with dominant franchises, capable management teams and robust balance sheets should help insulate on the downside. Given our “slow and steady” investment approach, confidence in our current positioning remains high. As we head into a new fiscal year, we firmly believe the dedicated patient investor that stays the course and consistently owns differentiated businesses at reasonable prices will deliver strong returns over the long run.

ARIELINVESTMENTS.COM 7

Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

Equity markets delivered a remarkable recovery over the trailing one-year period. Record levels of fiscal support, ultra-low interest rates, accelerating vaccination rates and pent-up consumer demand helped drive strong corporate earnings growth. All has not been goldilocks, however, as the markets upward trajectory was interrupted over the summer by rising cases of the COVID-19 Delta variant, continued supply chain constraints and persistently high inflation. While we expect volatility to remain elevated, we believe investors focused on underlying long-term business fundamentals will likely be rewarded. Against this backdrop, Ariel Appreciation Fund advanced +45.27% over the trailing one-year period, outperforming both the Russell Midcap Value Index and the Russell Midcap Index returns of +42.40% and +38.11%, respectively.

Marketing communication company, Interpublic Group of Companies, Inc. (IPG) was the top contributor over the trailing one-year period. Notably, IPG is delivering a stronger than expected revenue mix between Technology and Healthcare relative to its peer group, solid cost containment and margin expansion. Meanwhile, the company continued to focus on de-levering the balance sheet. In our view, IPG’s Acxiom acquisition for data has proven to be a winner, helping the company increase their revenue across all eight major advertising sectors by industry. We believe these results continue to demonstrate the strength and resiliency of the business model and expect IPG to be a beneficiary of increasing advertising and marketing budgets across an improving global economy.

Additionally, financial services provider Charles Schwab Corporation (SCHW) was another strong performer in the period. Management has made progress increasing new and existing customer engagement through its multi-channel approach and low-cost, high value product offerings—bolstering the company’s competitive positioning. Elevated interest rate expectations have been another driver of performance as SCHW reinvests deposits in securities and earns a spread. In our view, SCHW has the ability to weather various macro-economic and competitive pressures by flexing its scale and customer-centric focus in support of the company’s industry leading cost advantage. We also believe the TD Ameritrade acquisition will create incremental value and further enhance SCHW’s market place standing and long-term growth trajectory.

Conversely, after being the top contributor last year, personal auto insurer, Progressive Corporation (PGR) was the greatest detractor to performance over the trailing one-year period. While PGR continues to drive solid policy growth, the reopening economy has fueled an uptick in accident frequency and supply chain disruptions, which have increased repair costs. Looking ahead, we expect policy rate increases to offset these headwinds and believe PGR will continue to benefit from its digital presence, bundling strategy, and commercial insurance expansion.

Waste management services provider Stericycle, Inc. (SRCL) also weighed on relative returns over the trailing one-year period. Importantly, the core waste collection and disposal business continues to show signs of stability, as waste volume associated with vaccine administration and COVID-19 testing continues to help offset declines in elective surgical procedures and maritime waste services. Looking ahead, we continue to believe SRCL is a solid franchise with stable long-term growth prospects, favorable margin expansion and strong free cash flow generation opportunities.

The COVID-19 Delta variant, supply chain shortages, looming political battles over infrastructure spending, the debt ceiling and potential changes in tax rates present risks on a go-forward basis. However, we remain cautiously optimistic the post-lockdown recovery will continue, albeit at a slower pace, due to improving consumer confidence, positive corporate earnings growth expectations, and accelerating vaccination rates. We believe high valuations, rising inflation, and less accommodative monetary policy should be top of mind for investors. The best offense is often a good defense. Ignoring market noise and searching instead for quality companies with dominant franchises, capable management teams and robust balance sheets should help insulate on the downside. Given our “slow and steady” investment approach, confidence in our current positioning remains high. As we head into a new fiscal year, we firmly believe the dedicated patient investor that stays the course and consistently owns differentiated businesses at reasonable prices will deliver strong returns over the long run.

8	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	32.23	14.37	15.40	16.19

Financials	24.09	20.54	14.30	10.87

Industrials	20.33	18.00	17.73	13.12

Health Care	7.34	8.98	15.25	12.66

Real Estate	6.70	12.32	8.36	2.58

Utilities	3.04	4.13	2.75	2.68

Consumer Staples	2.75	3.03	2.83	5.02

Energy	1.08	5.55	4.61	2.80

Technology	0.00	6.86	13.46	29.13

Basic Materials	0.00	4.90	3.89	1.76

Telecommunications	0.00	1.33	1.40	3.17

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/2021

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-0.17	65.59	11.83	13.23	15.79	9.79	11.48

Ariel Fund–Institutional Class+	-0.08	66.12	12.19	13.58	16.14	9.95	11.58

Russell 2500TM Value Index	-2.07	54.38	8.87	10.49	13.35	10.25	11.10

Russell 2500TM Index	-2.68	45.03	12.47	14.25	15.27	11.10	11.14

S&P 500® Index	0.58	30.00	15.99	16.90	16.63	9.51	11.01

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)

Investor Class	1.00%

Institutional Class	0.69%

As of September 30, 2020, Ariel Fund’s Investor Class and Institutional Class had annual expense ratios of 1.04% and 0.72%, respectively.

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Entertainment	5.1	6.	Mohawk Industries, Inc.	3.5
2.	Lazard Ltd., Class A	5.0	7.	KKR & Co., Inc.	3.5
3.	JLL	4.1	8.	Adtalem Global Education, Inc.	3.2
4.	First American Financial Corp.	3.9	9.	BOK Financial Corp.	3.1
5.	Interpublic Group of Cos., Inc.	3.8	10.	Stericycle, Inc.	3.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 9

Ariel Appreciation Fund performance summary INCEPTION: 12/01/89

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	32.48	16.52	12.39	10.87

Consumer Discretionary	26.21	14.17	16.26	16.19

Industrials	15.14	17.91	17.65	13.12

Health Care	10.81	7.63	10.88	12.66

Consumer Staples	7.12	5.24	4.01	5.02

Utilities	3.02	7.55	4.82	2.68

Real Estate	2.24	11.17	8.17	2.58

Energy	1.32	5.38	4.27	2.80

Technology	0.00	8.32	16.53	29.13

Basic Materials	0.00	4.28	3.24	1.76

Telecommunications	0.00	1.84	1.77	3.17

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/2021

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	-2.95	45.27	9.39	10.09	13.36	9.18	10.60

Ariel Appreciation Fund– Institutional Class+	-2.89	45.74	9.73	10.43	13.70	9.35	10.70

Russell Midcap® Value Index	-1.01	42.40	10.28	10.59	13.93	10.69	11.35

Russell Midcap® Index	-0.93	38.11	14.22	14.39	15.52	11.41	11.69

S&P 500® Index	0.58	30.00	15.99	16.90	16.63	9.51	10.49

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)

Investor Class	1.12%

Institutional Class	0.81%

As of September 30, 2020, Ariel Appreciation Fund’s Investor Class and Institutional Class had annual expense ratios of 1.15% and 0.84%, respectively.

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Entertainment	4.2	6.	Aflac, Inc.	3.5
2.	Lazard Ltd., Class A	3.9	7.	Progressive Corp.	3.4
3.	BOK Financial Corp.	3.9	8.	First American Financial Corp.	3.4
4.	Northern Trust Corp.	3.9	9.	Walgreens Boots Alliance, Inc.	3.3
5.	Goldman Sachs Group, Inc.	3.7	10.	Mattel, Inc.	3.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

10	SLOW AND STEADY WINS THE RACE

Average annual total returns as of 09/30/21

	3Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	-4.71%	15.44%	40.39%	7.53%	10.73%	11.16%	6.62%

Russell 1000® Value Index	-0.78	16.14	35.01	10.07	10.94	13.51	8.08

S&P 500® Index	0.58	15.92	30.00	15.99	16.90	16.63	10.46

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund returned -4.71% in the third quarter, trailing the Russell 1000 Value Index which lost -0.78% and the S&P 500 Index which gained +0.58%. Year-to-date, Ariel Focus Fund has earned +15.44% compared to +16.14% for the Russell 1000 Value Index and +15.92% for the S&P 500. Value generally underperformed growth in the quarter. In addition, our performance was hurt by two media-related holdings: Madison Square Garden

Entertainment (MSGE) and Nielsen Holdings (NLSN).

By contrast, natural resource company investments, particularly Mosaic Company (MOS) and APA

Corporation (APA), have performed well this year, helped by increasing investor concerns regarding inflation.

OUR CONTRIBUTORS

In the opening lines of Anna Karenina, Leo Tolstoy famously wrote, “All happy families are the same. Each unhappy family is unhappy in its own way.” We think this opening line may apply to equities as well. High performing companies often share certain traits, while underperforming stocks often have their own unique challenges. Quality companies tend to be leaders in their industries with some economic competitive advantage.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 11

Their managements are focused in their efforts and good capital allocators in different market environments. They have strong balance sheets without excessive debt. They run their companies with an understanding of the key environmental, social and governance issues that could harm their stakeholders.

Our third quarter contributors generally fit this “happy family” description. Mosaic Company is the largest contributor to performance this year as well as our biggest holding as we go to print. The company returned +12.20% in the quarter and +56.16% so far this year. We have long believed Mosaic is well positioned to help the world feed its 7 billion people with a better diet amid finite agricultural resources. The company’s nutrients, particularly phosphates and potash, are key to improving yields on the limited number of global acres devoted to farming. Mosaic believes up to 60% of the yield on many crops is determined by the appropriate application of nutrients. For this reason, the company has remained focused on expanding its leadership position in this core fertilizer business. For several years, this concentrated effort did not show results. But in 2021, Mosaic’s focus began to pay off. Strong U.S. crop prices as well as growing transportation costs for imported fertilizer from overseas mines have led to improved earnings expectations. Last December, analysts showed a mean estimate for Mosaic 2021 EPS of $1.43. Today, those same analysts expect the company to earn $4.67! Estimates for 2022 EPS have also increased dramatically from $2.10 as of December 2020 to $4.99 today. We believe Mosaic will also continue to benefit from global inflation.

Two other contributors to performance in the quarter also benefited from increased investor attention on inflation and subsequently higher energy costs. BOK Financial Corporation (BOKF, the old “Bank of Oklahoma”) and APA both saw their shares bid up on the prospect for higher oil and natural gas prices. APA has returned +51.67% through the third quarter while BOK Financial Corp. returned +33.12% for the same period.

BOK Financial, a leading lender to the energy industry throughout the Southwest is also benefiting from the strength in the regional economy. When energy does well, all of Oklahoma gets a boost. The bank will also do well in the higher interest rate environment we have been anticipating. Led by its chairman George Kaiser, we believe BOK Financial is one of the country’s best lenders to the U.S. oil and gas industry.

OUR DETRACTORS

The largest detractors from third quarter performance were consistent with the Tolstoian idea that unhappy companies are often unhappy for their own specific reasons. Nielsen Holdings fell -22.0% in the quarter. Last year, we were pleased with the recovery of the company’s stock price as it successfully completed the separation of its “Buy” business (which measures market share for consumer products at retail) from its “Watch” business (which measures viewership ratings across media). This past September, the Media Rating Council (MRC) suspended the accreditation of Nielsen’s TV ratings alleging the company undercounted viewers during COVID-19. For years, TV broadcasters have complained that Nielsen’s ratings do not measure all the ways people watch broadcast television, particularly on alternative mobile devices. Nielsen acknowledges COVID-19 reduced its rating panel participant home visits. Looking forward, we believe the company is well on its way to delivering Nielsen ONE, a more technologically advanced methodology for measuring viewers across linear and digital platforms. While there is indeed displeasure with Nielsen’s breadth of measurement, our conversations with industry participants suggest there is no realistic competitor for advertisers. Advertisers still insist on an independent, unbiased source of viewership data and are not satisfied with broadcasters who report their own ratings and “grade their own homework.” We believe the MRC accreditation will be restored in a matter of months, not years, and Nielsen’s stock is attractively priced after its recent pullback.

12	SLOW AND STEADY WINS THE RACE

Madison Square Garden Entertainment (MSGE) declined -13.46% during the quarter. Earlier this year, MSGE announced its re-combination with the regional sports network (“RSN”) Madison Square Garden Networks (MSGN). Wall Street shared our concerns about the transaction driving MSGE’s stock down from a high of $121.42 this past March to $82 following the announcement of the deal. The stock has continued to drift lower as Comcast publicized its plan to drop MSGN from its cable lineup. Although they share a name and corporate history, both versions of Madison Square Garden have operated in very different businesses with very different growth profiles and only modest operating synergies.

Despite this disappointing outcome, we now believe the negative reaction is dramatically overdone. With the stock below $70 as we go to print, the shares trade for just a little more than half of what we believe is their $130 intrinsic value. Right now, MSGE stockholders are an unhappy family. But we all own a very undervalued stock.

“After more than a decade of growth stock dominance, value stocks are currently attractively priced relative to growth.”

OUR OUTLOOK

Looking forward, three themes are likely to drive performance. As we have discussed, after more than a decade of growth stock dominance, value stocks are currently attractively priced relative to growth. At quarter end, Ariel Focus Fund trades below the forward price/ earnings multiple of our Russell 1000 Value benchmark making us “more value” than even the value benchmark. Second, inflation is here and not going away anytime soon. Third, interest rates are on the rise and are likely to keep going up.

We continue to believe our opinion that bonds are generally overpriced. As we go to press, the widely followed Barclays Bond Index (“The Barclays Agg”) has returned -2.87% year-to-date, while the S&P 500 is up +21.94%. The 10-Year U.S. Treasury has increased from

+0.92% to +1.54% today and could go significantly higher over the next several years.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate-eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index. The US Aggregate Index was created in 1986, with history backfilled to January 1, 1976.

ARIELINVESTMENTS.COM 13

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

Equity markets delivered a remarkable recovery over the trailing one-year period. Record levels of fiscal support, ultra-low interest rates, accelerating vaccination rates and pent-up consumer demand helped drive strong corporate earnings growth. All has not been goldilocks, however, as the markets upward trajectory was interrupted over the summer by rising cases of the COVID-19 Delta variant, continued supply chain constraints and persistently high inflation. While we expect volatility to remain elevated, we believe investors focused on underlying long-term business fundamentals will likely be rewarded. Against this backdrop, Ariel Focus Fund advanced +40.39% over the trailing one-year period, ahead of both the Russell 1000 Value Index and the S&P 500 Index’s returns of +35.01% and +30.00%, respectively.

Leading entertainment company, ViacomCBS Inc. (VIAC) was the top contributor to relative performance over the trailing one-year period. Shares continued to benefit from solid earnings results and continued investor enthusiasm surrounding the launch of Paramount+ and other international streaming video on demand services. As the price of ViacomCBS Inc. substantially increased during the period, management announced an equity offering and a mandatory convertible preferred stock offering to further support investment in its streaming services. Shares began to tumble on the news, as an overleveraged family office, Archegos Capital Management, became a forced seller of the company. As prices moved closer to our assessment of intrinsic value, we reduced our position size in the company, insulating our portfolios from the largest weekly decline in the stock’s history and maintaining its status as a top contributor.

In addition, producer and marketer of crop nutrients Mosaic Co. (MOS) was another strong performer in the period. Strong underlying agricultural markets coupled with tightening supply and demand for Potash and Phosphates drove sales and gross margins to significantly exceed wall Street expectations. Other notable highlights include an accelerated pace for the company’s cost structure transformation and excellent execution throughout the production and supply chain functions. In addition, management announced a new share repurchase authorization and the paydown of a November debt maturity. Given these trends and management’s optimistic outlook, we continue to believe the company remains well positioned from a risk/reward standpoint.

Conversely, leading global defense contractor Lockheed Martin Corporation (LMT) was the greatest detractor over the trailing one-year period due to pared back F-35 delivery plans and weaker than expected 2022 sales guidance. Nonetheless, we remain confident in LMT’s positioning as they continue to secure a steady stream of lucrative contracts and benefit from a sizeable backlog. Looking ahead, management is focused on driving innovation, underscored by the pending acquisition of Aerojet Rocketdyne enabling vertical integration in propulsion systems for space and missile defense. At today’s valuation, LMT is currently trading at a 32% discount to our estimate of private market value.

Global leader in money transfer services Western Union Company (WU) also underperformed in the period. We believe this price action runs counter to the company’s solid business fundamentals. WU continues to deliver quarterly earnings results in-line with consensus expectations and has returned capital back to shareholders through dividends and share repurchases. The company also continues to highlight the strength of digital money transfers and is laser focused on being a leader in cross-border financial transactions. As the economic recovery continues globally, we believe WU’s risk/reward is skewed to the upside.

The COVID-19 Delta variant, supply chain shortages, looming political battles over infrastructure spending, the debt ceiling and potential changes in tax rates present risks on a go-forward basis. However, we remain cautiously optimistic the post-lockdown recovery will continue, albeit at a slower pace, due to improving consumer confidence, positive corporate earnings growth expectations, and accelerating vaccination rates. We believe high valuations, rising inflation, and less accommodative monetary policy should be top of mind for investors. The best offense is often a good defense. Ignoring market noise and searching instead for quality companies with dominant franchises, capable management teams and robust balance sheets should help insulate on the downside. Given our “slow and steady” investment approach, confidence in our current positioning remains high. As we head into a new fiscal year, we firmly believe the dedicated patient investor that stays the course and consistently owns differentiated businesses at reasonable prices will deliver strong returns over the long run.

14	SLOW AND STEADY WINS THE RACE

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	25.97	20.77	10.87

Industrials	17.73	13.77	13.12

Consumer Discretionary	14.90	9.94	16.19

Health Care	13.52	16.52	12.66

Consumer Staples	8.74	6.99	5.02

Basic Materials	8.51	2.41	1.76

Energy	5.35	5.18	2.80

Technology	3.76	8.70	29.13

Telecommunications	0.00	5.61	3.17

Utilities	0.00	5.35	2.68

Real Estate	0.00	4.75	2.58

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 9/30/2021

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	-4.71	40.39	7.53	10.73	11.16	6.62

Ariel Focus Fund–Institutional Class+	-4.65	40.73	7.82	11.01	11.43	6.78

Russell 1000® Value Index	-0.78	35.01	10.07	10.94	13.51	8.08

S&P 500® Index	0.58	30.00	15.99	16.90	16.63	10.46

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.00%	1.20%

Institutional Class	0.75%	0.86%

As of September 30, 2020, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.25%. As of September 30, 2020, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 0.89%. The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2022. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Mosaic Co.	6.0	6.	J.M. Smucker Co.	4.4
2.	APA Corp.	5.4	7.	Lazard Ltd., Class A	4.4
3.	Goldman Sachs Group, Inc.	5.0	8.	Walgreens Boots Alliance, Inc.	4.3
4.	BOK Financial Corp.	4.9	9.	Snap-on, Inc.	4.3
5.	BorgWarner, Inc.	4.4	10.	Nielsen Holdings plc	4.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 15

Average annual total returns as of 09/30/21

	3Q21	YTD	1-year	3-year	5-year	Since inception*

Ariel International Fund	-4.55%	0.69%	9.00%	3.29%	3.74%	5.53%

MSCI EAFE Net Index	-0.45	8.35	25.73	7.62	8.81	7.95

MSCI ACWI ex-US Net Index	-2.99	5.90	23.91	8.03	8.94	7.27

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 09/30/21

	3Q21	YTD	1-year	3-year	5-year	Since inception*

Ariel Global Fund	-3.92%	5.56%	15.91%	5.28%	7.18%	8.16%

MSCI ACWI Net Index	-1.05	11.12	27.44	12.58	13.20	11.43

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

In our 38-year history, Ariel has witnessed many market environments. As contrarian equity managers, we recognize there will be highs and lows of varying magnitudes. Six consecutive quarters of relative underperformance—including the down market in the third quarter of 2021—

ranks among the toughest for our global portfolios. Difficult period or not, know we are disappointed in our results.

The obvious question is why did Ariel’s portfolios underperform in a down market? Of course, there were isolated stock-specific issues which all managers confront. But the more significant headwind was the dramatic rally in

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

16	SLOW AND STEADY WINS THE RACE

cyclicals which was in sharp contrast to our current bottom-up positioning and sector-related biases.

HINDSIGHT

Sir Winston Churchill once said, “if you are going through hell, keep going.” Sometimes in order to move forward, you have to assess what you have learned. Looking back, the pandemic unleashed massive economic shocks causing governments across the globe to deliver record levels of stimulus to ease the damage on Wall Street and Main Street. In hindsight, we failed to understand the impact these easy money policies would have on bolstering the economy and as a result underestimated the demand led recovery.

Following the financial crisis, it took six years for durable consumption to return to its 2007 high.1 This time around, it took only two months.2 Although we believe we own strong business franchises with sustainably high returns relative to the risk of the business, our portfolio positioning has not been in sync with the COVID recovery theme underway.

OUR CYCLICAL UNDERWEIGHT

Our underweight to the Energy and Financials sectors presented headwinds. Surging global demand has driven rising oil prices while production remains suppressed from pre-pandemic peaks. While we acknowledge the strong near-term earnings momentum, we view the long-term prospects of the energy patch to offer poorer risk-adjusted returns.

Meanwhile, rising long-term interest rates have created investor enthusiasm for banking shares. Yet, we believe the prolonged effects of highly accommodative monetary policy and ultra-low rates has placed a secular burden on banks. As a reminder, profit is a function of net interest margin. Thus, depressed rates across developed markets suggest earnings growth for institutions that accept deposits and offer loans may be pressured for years to come. In addition, following the financial crisis, regulators instituted higher capital requirements for banks. These rules have weighed on the industry’s overall profitability and resulted in declining returns on equity. Accordingly, we continue to see the Financials sector as challenged in developed markets. However, we are finding attractive investment opportunities in emerging markets, such as Peruvian banking franchise Credicorp Ltd., where net interest margins are higher.

Recognizing the increasing uncertainty surrounding interest rates, our ongoing exposure to this phenomenon is Deutsche Boerse AG, the leading market maker in European derivatives, which benefits from rate volatility.

STOCK SHOCK

Two names in the Communications Services sector proved painful to our portfolios during the quarter. When we have such a high level of conviction for a company it is not uncommon for us to own it in size across our portfolios. Such is the case with technology giant Baidu, whose leading search engine has been dubbed the “Google of China.” This quarter shares sold off in sympathy with the Chinese internet sector as investors were rattled by the government’s sweeping regulatory crackdown intended to promote “common prosperity” by easing wealth inequality. While we recognize the greater political risk of investing in emerging markets such as China and incorporate an appropriately higher risk premium in the discount rate in our valuation models, we believe Baidu’s business strategy is aligned with national policies and priorities and is therefore not adversely impacted unlike some other players in the internet sector who are in the eye of the storm.

Indeed, the Chinese government recognizes Baidu’s large, upfront investments in many next-generation artificial intelligence (AI) technologies and hails it as a national champion. For example, the company’s Advanced Driving Support System (ADAS), Apollo, has twice as much data on miles driven than any other initiative in the world, giving Baidu (and China) a large lead in the global AI arms race. In addition, Baidu’s cloud offering touts highly differentiated Platform as a Service (PaaS) features and capabilities for a demanding enterprise customer base. While these initiatives are a temporary drag on margins and require long-term execution, their success will bolster China’s “dual circulation” strategy aimed at spurring domestic demand, innovation and self-reliance.

There are many elements underpinning our investment thesis on Baidu, including our belief that the market fails to recognize the company’s ability to navigate an ever-changing world. In our view, this is the result of a common misconception: Baidu is a business-to-business (B2B) company. Although its capabilities benefit the end consumer, Baidu’s primary clients are other companies. B2B business models tend to have a longer investment

[1]	US Bureau of Economic Analysis https://apps.bea.gov/regional/histdata/releases/1215pce/index.cfm
[2]	US Bureau of Economic Analysis https://apps.bea.gov/regional/histdata/releases/1020pce/index.cfm

ARIELINVESTMENTS.COM 17

cycle than their business-to-consumer (B2C) counterparts, yet offer more enduring payoffs due to high switching costs. We witnessed this with Microsoft (largely a B2B business model), whose earnings and stock initially lagged Amazon, it’s B2C peer. However, as investments paid off, the stock re-rated. We expect a similar story may play out for Baidu and continue to own it as one of our top ten positions.

Japanese video game developer Nintendo Co., Ltd was the other detractor within Communication Services in the quarter. As the economy recovers from the stay, work and play from home environment, investors are concerned year-over-year sale comparisons for its hybrid console Nintendo Switch, portable Switch Lite and popular game Animal Crossing: New Horizons may prove more difficult. We believe the hardware offering, whose initial model was launched in 2017, will have a longer lifecycle than previous generations. The console continues to be sold-out across most distribution channels, validating our view that demand remains strong. Furthermore, it’s large install base and vertically integrated business model of selling proprietary software titles enable higher profits. There has also been an increasing shift away from third-party distributors towards online sales via digital downloads, further enhancing margin expansion. Looking ahead, Nintendo’s partnership with Tencent in China, as well as sales across mobile platforms, offers runways for additional growth.

Another stock that was particularly weak in the quarter was Spanish electric utility Endesa S.A. On September 16th, 2021 the Spanish government took regulatory actions aimed at reducing the surge in gas and electricity prices for consumers. Shares fell on the announcement of the legislation limiting the margin utilities may generate. Industry participants immediately challenged the law on the basis that utilities do not benefit from spot prices because power generation is pre-sold at fixed rates through long-term contracts. The Spanish government subsequently reversed course—declaring fixed price energy supply contracts would be exempt from the clawback measure. With the political overhang behind the company, we think Endesa presents an ESG (environmental, social and governance) related business opportunity in the years ahead. The company is working aggressively to shut down coal capacity and move forward with a multi-billion euro investment in renewables to reduce greenhouse gas emissions and lower the cost of power generation. We expect Endesa S.A. to retain a large portion of these cost savings. Meanwhile, this utility trades at a compelling 7% dividend yield.

TIME AND PATIENCE

In our view, the basic rules of investing remain unchanged. All of our analysis has been done with the mindset of identifying companies whose distinct fundamentals lend themselves to an inevitable recovery—where demand is delayed, not denied.

“All of our analysis has been done with the mindset of identifying companies whose distinct fundamentals lend themselves to an inevitable recovery—where demand is delayed, not denied.”

According to Deep Survival author Laurence Gonzales, “under stress, what you get is what you practice.” On Wall Street an increasing number of professional investors practice making macroeconomic forecasts, following the crowd and taking a short-term view. At Ariel, we practice bottom-up fundamental research—carefully assessing a company’s growth prospects; ability to generate revenues and profits; economic returns on capital; financial health; competitive positioning; and balance sheet resilience. We practice watching stocks closely, buying at a discount to our estimate of the company’s intrinsic worth and typically holding them for several years as our theses play out. Most of all, we practice patience. Looking beyond the horizon toward a better day, our portfolio holdings continue to highlight higher returns on equity, lower financial leverage and attractive dividend yields relative to the stocks included in the benchmark. We remain optimistic these compelling characteristics will pave the way for outperformance over a full market cycle.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer International and Global Equities

As a consideration of risk, we consider ESG issues as part of our broader review of the material and relevant risks to an investment. ESG is weighed among many other factors as part of our risk screening process.

18	SLOW AND STEADY WINS THE RACE

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

Equity markets delivered a remarkable recovery over the trailing one-year period. Record levels of fiscal support, ultra-low rates, accelerating vaccination rates and pent-up consumer demand helped drive strong corporate earnings growth. All has not been goldilocks, however, as the markets upward trajectory was interrupted over the summer by rising cases of the COVID-19 Delta variant, continued supply chain constraints, persistently high inflation and hand-wringing over China. Although we remain cautiously optimistic the post-lockdown recovery will continue, albeit at a slower pace, we believe the rebound is priced in and future global gains are likely to be challenged. In our opinion, high trailing valuations generally presage low if not negative intermediate returns. During such environments, dividends can cushion on the downside. Accordingly, our global portfolios continue to be more heavily weighted towards undervalued, higher dividend yielding and higher quality defensive holdings. While this positioning has resulted in our near-term underperformance, we believe it will drive strong longer-term outperformance. Over the trailing twelvemonth period, Ariel International Fund increased +9.00% on an absolute basis, underperforming both the MSCI EAFE and MSCI ACWI ex-US indices which gained +25.73% and +23.91%, respectively.

We have long appreciated the cyclical stability and high profitability of multinational tire manufacturers,

Bridgestone Corporation and Michelin SCA relative to the rest of the automotive supply chain. Notably, both companies were the top contributors to performance over the trailing one-year period. As pandemic restrictions ease, both Bridgestone and Michelin have benefitted from the related recovery in miles driven and increase in consumer demand for tire replacement.

Bridgestone has also capitalized on the recovery in specialty markets, particularly as commodity prices soared. Mining tires have provided a significant boost to earnings performance and now represent over 20% of Bridgestone’s operating profits.

Meanwhile, Michelin continues to deliver robust earnings highlighted by solid demand, successful pricing actions, and disciplined cost management. Rationalization initiatives within the supply chain and manufacturing divisions are also currently underway. Taken together, we believe the key ingredients are in place for continued expansion in revenues, operating margins and returns on capital.

Leading European market maker, Deutsche Boerse AG, which operates the Frankfurt stock exchange weighed on relative performance during the period. After being one of the strongest performing stocks last year, relatively stable rates have driven a near term pause in fundamentals. That said, we believe the company’s leverage to volume economics, a franchise position in interest rate derivatives, and positive impact from volatility in interest rates, further enhances the potential of the company’s long-term earnings power potential.

Following price appreciation in 2020, shares of Japanese developer Nintendo Co., Ltd. pulled back slightly in the period. As the global economy recovers from a stay and work/play from home environment, year-over-year comparisons are proving more difficult. Moving forward, we believe Nintendo’s growth will be driven by continued success of the Switch platform, upcoming software title releases and high margin games. Longer term, we continue to see upside from its partnership with Tencent in China, as well as from sales across mobile platforms.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $4,231,620 for Ariel International Fund.

The COVID-19 Delta variant, supply chain shortages, central bank tapering, higher debt levels, political turmoil and ongoing concerns around China growth and policy present risks on a go-forward basis. We believe high market valuations, growing inflation, and less accommodative monetary policy should be top of mind for investors. The best offense is often a good defense. Ignoring market noise and searching instead for quality companies with sustainable business models and robust balance sheets should help insulate on the downside. Our portfolio comprised of companies with higher dividend yields and lower financial leverage is thus well positioned for future storms. While we are disappointed this attention to risk-adjusted returns has come at the expense of underperformance, we remain confident in our non-consensus approach. Looking ahead, we are laser focused on uncovering and owning high quality, idiosyncratic ideas that will offer superior upside with a margin of safety.1

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

ARIELINVESTMENTS.COM 19

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

Equity markets delivered a remarkable recovery over the trailing one-year period. Record levels of fiscal support, ultra-low rates, accelerating vaccination rates and pent-up consumer demand helped drive strong corporate earnings growth. All has not been goldilocks, however, as the markets upward trajectory was interrupted over the summer by rising cases of the COVID-19 Delta variant, continued supply chain constraints, persistently high inflation and hand-wringing over China. Although we remain cautiously optimistic the post-lockdown recovery will continue, albeit at a slower pace, we believe the rebound is priced in and future global gains are likely to be challenged. In our opinion, high trailing valuations generally presage low if not negative intermediate returns. During such environments, dividends can cushion on the downside. Accordingly, our global portfolios continue to be more heavily weighted towards undervalued, higher dividend yielding and higher quality defensive holdings. While this positioning has resulted in our near-term underperformance, we believe it will drive strong longer-term outperformance. Over the trailing twelve-month period, Ariel Global Fund increased +15.91% on an absolute basis, underperforming the MSCI ACWI Index which traded +27.44% higher.

China’s internet search and online community leader, Baidu, Inc. was one of the strongest performers among our portfolio holdings over the trailing one-year period, despite shares being highly volatile since March when an overleveraged family office, Archegos Capital Management became a distressed seller. These developments together with tighter credit in China, increasing regulation for after-school tutors and private education, as well as fallout fears from real estate developer Evergrande’s balance sheet problems, have further pressured Chinese equities. Nonetheless, we remain favorably disposed to Baidu and view the news as short-term noise within the context of our long-term investment horizon. Looking ahead, we remain focused on Baidu’s long-term opportunity in internet search, cloud, artificial intelligence, online video and autonomous driving.

Luxury accessory and lifestyle brand, Tapestry, Inc. was the top contributor to performance over the trailing one-year period. Revenue improvement across all three brands with a notable increase in consumer demand, particularly for the Coach business, triple-digit growth in e-commerce, and better than expected pricing, drove margins higher. Looking ahead, we expect Tapestry’s supply chain and SKU rationalization initiatives to continue to deliver margin expansion. Together, with early signs of improved receptivity for the Kate Spade brand, we believe a significant value creation opportunity lies ahead.

Telecommunications operator, China Mobile Ltd. was the greatest detractor from performance over the trailing one-year period. An executive order issued by President

Trump on November 12, 2020, precluded U.S. investors from owning China domiciled Communist Party Military Companies (CCMC). Initially the order did not specifically name or address the status of subsidiaries, however guidance issued by the Department of Treasury on December 28, 2020 clarified the issues. Subsequently, on January 6, 2021 the list was retroactively expanded ensnaring China Mobile Ltd. While this political development created a distressed selling environment, in January we divested Ariel Global Fund’s position in China Mobile Ltd. at a loss to comply with the law.

Global pharmaceutical and diagnostics leader, Roche Holding AG weighed on relative performance over the trailing one-year period. However, negative investor sentiment for pharmaceutical companies began to reverse this spring as COVID-19 vaccination rates climbed across developed markets. Weak prescription trends prior to June was an opportunity delayed, not denied, as people deferred routine doctor visits and physicals over the last year on fears of contracting COVID-19. In our view, a normalization in patient trends and prescription activity has driven returns across many of our pharmaceutical holdings in recent months. Our long-term thesis for Roche remains focused on its leadership in oncology treatments and strong prescription and insurance reimbursement profile. We believe the company is well positioned given its deep research and development capability and pipeline of new drugs coming to market over the next several years.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $104,279 for Ariel Global Fund.

The COVID-19 Delta variant, supply chain shortages, central bank tapering, higher debt levels, political turmoil and ongoing concerns around China growth and policy present risks on a go-forward basis. We believe high market valuations, growing inflation, and less accommodative monetary policy should be top of mind for investors. The best offense is often a good defense. Ignoring market noise and searching instead for quality companies with sustainable business models and robust balance sheets should help insulate on the downside. Our portfolio comprised of companies with higher dividend yields and lower financial leverage is thus well positioned for future storms. While we are disappointed this attention to risk-adjusted returns has come at the expense of underperformance, we remain confident in our non-consensus approach. Looking ahead, we are laser focused on uncovering and owning high quality, idiosyncratic ideas that will offer superior upside with a margin of safety.1

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

20	SLOW AND STEADY WINS THE RACE

Ariel International Fund performance summary	INCEPTION: 12/30/11

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Health Care	17.14	12.65	9.52

Communication Services	16.30	4.80	6.28

Consumer Staples	15.55	10.22	8.50

Consumer Discretionary	13.44	12.74	12.67

Financials	13.12	17.17	19.25

Utilities	11.01	3.26	3.01

Information Technology	3.26	9.62	13.19

Industrials	2.37	15.79	12.17

Energy	0.56	3.49	4.92

Real Estate	0.24	2.93	2.53

Materials	0.00	7.33	7.96

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 9/30/2021

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	-4.55	9.00	3.29	3.74	5.53

Ariel International Fund–Institutional Class	-4.52	9.26	3.52	3.99	5.78

MSCI EAFE Index (net)	-0.45	25.73	7.62	8.81	7.95

MSCI ACWI ex-US Index (net)	-2.99	23.91	8.03	8.94	7.27

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performanceover longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.93%

As of September 30, 2020, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.33%. As of September 30, 2020, Ariel International Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 0.96%. The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Roche Holding AG	7.5	6.	Michelin (CGDE)	5.3
2.	Deutsche Boerse AG	6.4	7.	Nintendo Co., Ltd.	5.1
3.	Philip Morris Intl, Inc.	6.1	8.	Baidu, Inc.	4.8
4.	Koninklijke Ahold Delhaize NV	5.6	9.	Snam SpA	4.4
5.	GlaxoSmithKline plc	5.5	10.	Endesa SA	4.3

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

Japan	17.64	United States	6.79

Germany	10.91	Netherlands	6.00

Switzerland	9.08	China	5.74

United Kingdom	8.94	Italy	5.23

France	8.15	Spain	4.86

ARIELINVESTMENTS.COM 21

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	24.87	11.69

Information Technology	16.51	22.33

Communication Services	12.33	9.27

Consumer Staples	11.52	6.77

Financials	11.32	14.38

Consumer Discretionary	8.48	12.44

Utilities	4.87	2.64

Real Estate	1.57	2.62

Industrials	0.95	9.67

Materials	0.00	4.66

Energy	0.00	3.52

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 9/30/2021

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	-3.92	15.91	5.28	7.18	8.16

Ariel Global Fund–Institutional Class	-3.82	16.26	5.55	7.44	8.43

MSCI ACWI Index (net)	-1.05	27.44	12.58	13.20	11.43

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.36%

Institutional Class	0.88%	0.95%

As of September 30, 2020, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.46%. As of September 30, 2020, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 1.01%. The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	9.5	6.	GlaxoSmithKline plc	5.4
2.	Roche Holding AG	6.8	7.	Michelin (CGDE)	3.7
3.	Philip Morris Intl, Inc.	6.1	8.	Johnson & Johnson	3.6
4.	Gilead Sciences, Inc.	5.7	9.	Endesa SA	3.0
5.	Baidu, Inc.	5.5	10.	Deutsche Boerse AG	3.0

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

United States	37.65	France	4.94

Japan	7.79	Germany	3.68

Switzerland	7.61	Spain	3.04

China	7.17	Brazil	2.80

United Kingdom	6.58	South Korea	2.52

22	SLOW AND STEADY WINS THE RACE

John Rowley, CFA® Senior Vice President Client Portfolio Manager and Research Analyst

Baidu (NASDAQ: BIDU) is a Chinese technology giant with over 70% market share in internet search. Often referred to as the “Google and Netflix of China,” the company has expanded into new markets, growing from a leading search engine and online video provider into one of the premier artificial intelligence (AI) and autonomous driving companies using attractive margins and cashflows from its core business to reinvest in new areas. Today, as a result of its continued innovation, we believe the company can be more accurately described as the “Google and Netflix” meets the “Alexa and Waymo” of China.

VOLATILITY SPURRED BY SHORT-TERM THINKING

Despite the company’s solid fundamentals, Baidu’s shares have experienced high volatility. The company has largely been misunderstood by the market, making it susceptible to short-term noise. Since Ariel initiated a position in Baidu more than five years ago, its portfolio has only continued to diversify, strengthening its underlying capabilities and addressable market opportunities. We believe the business will be resilient as it continues to evolve over the long term.

Temporary headwinds that drove various dips and corrections include: a drop in advertisement pricing driven by TikTok; a tariff-war related GDP slowdown; the global pandemic; adverse regulatory changes in its healthcare vertical; and China’s recent regulatory crackdown on the internet sector. Baidu’s investments in next-generation technologies are poised to benefit the Chinese economy and people. Unlike some industry peers, its strategies are consistently in strong alignment with the Chinese government’s national priorities and policies centered on spurring domestic demand, innovation and self-reliance. Despite this alignment, Baidu still fell in sympathy with all other Chinese internet sector corporations when the government tightened regulations.

In addition to these recent trends, Baidu has faced a long-term challenge since its founding: Many in the market incorrectly see Baidu as a business-to-business (B2B) company. In the technology industry, investors fail to recognize key differences between business-to-consumer (B2C) companies, such as Amazon and Alibaba, and B2B companies, such as Baidu and Microsoft, which initially lag their B2C counterparts.

NEW INVESTMENTS IN SUPPORT OF SUSTAINED GROWTH

While we recognize the greater political risk of investing in emerging markets such as China and incorporate an appropriately higher risk premium in the discount rate in our valuation models, we believe Baidu’s business strategy is aligned with national policies and priorities and is therefore not adversely impacted—unlike other players in the internet sector who are in the eye of the storm. Baidu has made large, near-term research and development (R&D) investments in many next-gen technologies such as AI, which are expected to benefit the country and globe. There is a global arms race on AI applications such as autonomous driving, where Baidu has been recognized by the Chinese government as a “national champion.” For example, the company’s autonomous driving platform and data service, Apollo, brings twice as much data on miles driven than any other peer system in China. In addition, Baidu’s cloud offering has a highly differentiated Platform as a Service (PaaS) capability that serves a more demanding enterprise customer base. Such industrial-grade efforts require long-term execution and temporarily drag down margins. While these new initiatives require significant upfront costs—supporting the adage, “you have to spend money to make money”—we support Baidu’s capital allocation strategy. What strains margins and profits today will lead to new pillars of growth and reinforce the company’s moat tomorrow.

In sum: while B2C business models, such as Alibaba, may be easier to understand and enjoy faster earnings velocity; B2B business models like Baidu’s tend to have a longer investment cycle with more enduring payoffs. We witnessed this with Microsoft (largely a B2B business model) compared to stocks like Facebook, Amazon, Apple and Netflix. Initially, Microsoft’s earnings and stock lagged. But as its investments came to fruition, the stock re-rated. Ariel expects a similar story to play out for Baidu. As such, we will continue to own the company as one of our top ten positions across all of our global portfolios.

ARIELINVESTMENTS.COM 23

Kenneth E. Kuhrt, CPA Executive Vice President Portfolio Manager, Investment Group

BorgWarner (NYSE: BWA) is a leading, global provider of technologies for combustion, hybrid and electric vehicles. Its Air Management group accounts for 55% of the company’s revenue with products such as gas turbochargers, engine timing systems, eBoosters, eTurbos, battery heaters and emissions systems. Its other products include drivetrain applications such as all-wheel-drive, dual clutch transmission and transmission components. The company was once a part of Borg Warner Security, but was spun off as a standalone company in 1993. It employs approximately 50,000 people around the globe.

While BorgWarner, like many of its peers, must continue to navigate near-term supply chain challenges resulting from the pandemic, the company is evolving to deliver sustainable technology solutions to meet the needs of a changing industry.

SUPPLY CHAIN HEADWINDS ARE SHORT TERM

BorgWarner’s revenues are split equally between the Americas (31% of revenue), Europe (35%) and Asia/Rest of World (34%). This geographic mix enables the company to better manage volatility in any market. However, the entire auto industry is facing supply chain issues resulting from the impact of COVID-19 on the global economy, which is limiting vehicle production. As such, the company’s client base is temporarily stalled. We view this as a short-term issue that does not threaten BorgWarner’s long-term growth.

ENERGY-EFFICIENCY EMBEDDED IN BUSINESS STRATEGY

Globally, auto manufacturers are evolving their business models to dampen their environmental impact—with a focus on improving fuel economy and emissions. At the same time, regulators are setting demanding standards for the future. BorgWarner stands to benefit from this industry-wide shift, as its products help auto makers limit their environmental impact and meet these regulations. For example, a BorgWarner turbocharger enables car makers to use a smaller, more powerful engine that uses less fuel, resulting in lower emissions. We believe increasing regulatory changes will continue to drive demand for BorgWarner’s products—from turbochargers in combustion engines, to components for hybrid and electric engines.

ACTIVELY TRANSITIONING FROM COMBUSTION TO ELECTRIC

The transition from internal combustion engines to hybrid engines and electric motors is accelerating. BorgWarner is a market leader in the legacy gas and diesel combustion markets. Its turbocharger business for gas and diesel engines has approximately 25% market share. Some believe the company won’t have the same position in the hybrid and electric motor businesses, even with recent acquisitions improving its product offering. BorgWarner expects 45% of revenue to come from electric vehicles by 2030. That’s up from less than 3% today. The company plans to transition with the industry. Additionally, it expects to benefit from more content per vehicle in electric cars versus traditional combustion vehicles, further supporting revenue growth.

In our view, the market is overly focused on temporary supply chain challenges and underappreciating the evolution of BorgWarner’s business. We believe the company is well positioned to limit the environmental impact of automobiles and meet the increasing fuel economy and emissions regulations.

As of September 30, 2021, shares traded at $43.21, a 31.4% discount to our current private market value of $62.96.

24	SLOW AND STEADY WINS THE RACE

John P. Miller, CFA® Senior Vice President Portfolio Manager, Investment Group

CBRE Group (NYSE: CBRE) is the world’s largest commercial real estate services and investment firm, with leading global market positions in leasing, property sales, occupier outsourcing and valuation businesses. Founded in San Francisco in 1906, CBRE Group operates in more than 100 countries and its diversified client base includes more than 90 of the Fortune 100 companies. As of June 30, 2021, CBRE Investment Management reported $129.1 billion in assets under management.

CBRE Group demonstrated resilience through the pandemic—stabilizing its revenue base by expanding into new lines of business and categories of clients. The company’s strong fundamentals will support its continued growth, as we expect CBRE to benefit from industry tailwinds during a sustained period of recovery.

‘RETURN TO OFFICE’ IS UPON US

Before the onset of the pandemic, several factors contributed to favorable real estate industry conditions: declining vacancies amid increased demand for office space, higher rents, low-cost credit and growing allocations to commercial real estate. The pandemic hit the industry hard and, like many of its peers, CBRE shares traded down as office sales and leasing activity came to an abrupt halt and deals were delayed or cancelled. Uncertainty and market groupthink set in as many began to believe ‘work from home’ was here to stay. While many companies are rethinking office space requirements or considering a hybrid model, we continue to see evidence that many firms will return to a traditional working environment over time. Leading companies have set a standard by calling employees back to the workplace, reinforcing offices as essential to culture and teamwork.

DIVERSIFICATION STABILIZES REVENUE BASE

Through a combination of organic growth and strategic acquisitions, CBRE Group has grown its client base and the range of services it provides—leading to a more stable and recurring profit base. This is important as the market tends to pay a higher multiple for non-cyclical earnings. In recent years, the company’s contractual relationships have increased to represent slightly more than 80% of revenue in 2020, compared to less than 60% a decade ago. We are confident CBRE’s Global Workplace Solutions outsourcing business, comprising more than 40% of today’s revenues, has major potential. Eighty percent of corporations still internally manage their real estate and we believe many will soon turn to real estate services firms like CBRE Group to capture cost savings.

A STRONG RECOVERY

CBRE Group has been one of Ariel’s best-performing stocks from the pandemic market lows. The economic downturn helped the market recognize CBRE Group’s business model is no longer solely reliant on highly cyclical property sales and lease transaction revenue; rather, it has moved meaningfully towards a stable revenue base, supported by its global footprint.

Today, CBRE Group maintains a leading market position, significant recurring revenue base, strong balance sheet and a diversified business, client and geographical footprint. It is a conservatively run franchise with a track record of generating solid free cash flow with high returns on capital and equity. We expect the company to continue to benefit from accelerating trends of globalization, the outsourcing of real estate services and increased institutional demand for commercial real estate.

As of September 30, 2021, shares traded at $97.36, which is closing in on our estimate of CBRE Group’s private market value.

ARIELINVESTMENTS.COM 25

James Kenny, CFA® Vice President, Research

Headquartered in Zeeland, MI, Gentex (NASDAQ: GNTX) is the leading supplier of automatic-dimming mirrors for the car, truck, and airplane industries. With over 90% market share and a long history of technological innovation and manufacturing capability, the company consistently has outgrown the broader industry, earned best-in-class operating margins and generated attractive free cash flows. Over the past year, it appears that persistent supply chain disruption has both increased investors’ myopia and reignited a longstanding concern that autonomous vehicles may not need rearview mirrors in the future. We view both concerns as overblown and see this as an opportunity to own a high-quality niche franchise with excellent growth prospects that is well-positioned to benefit from expanding market adoption of its essential technologies.

LOOKING BEYOND THE SUPPLY CHAIN

With nearly all of the company’s revenues tied to global automotive production, Gentex has not been immune to the well-publicized supply chain challenges. Despite strong post-pandemic demand for new cars, component shortages and freight bottlenecks have halted vehicle production and inflated costs. Fortunately for Gentex, most of the impact so far has been relatively muted and confined primarily to lost revenues. Input cost inflation has been mitigated by the company’s domestic manufacturing footprint and its historical practice of holding excess raw inventory in anticipation of such disruptions. Once these near-term issues subside, the company will be well-positioned for attractive secular growth given the increasing market adoption of its core technology and more nascent next-generation solutions.

MORE THAN JUST MIRRORS

Whenever the auto cycle faces uncertainty, a longstanding bear argument reliably re-surfaces: autonomous vehicles will not need mirrors at all. The data suggests otherwise. Market adoption for automatic-dimming mirrors has consistently grown for decades and even bullish forecasts for fully autonomous vehicles include mirrors as a safety precaution for the foreseeable future. Perhaps equally important, approximately half of the company’s revenues come from other next-generation technologies. Its Full Display Mirror is a hybrid technology that integrates mirror and camera-based views into a single LCD display. Its HomeLink solution enables smart home controls from the convenience of the car. Its full portfolio of next-gen technologies includes additional automotive solutions, such as integrated tolling and biometric capabilities, as well as solutions for other industries, such as auto-dimming windows for commercial airplanes.

A ROCK-SOLID BALANCE SHEET

Gentex’s strong balance sheet enables it to weather the inevitable cyclical storms and stay ahead of the innovation curve. By consistently outgrowing the broader industry and generating operating margins well above its peers, the company generates excellent free cash flow—more than $2 billion over the last five years alone. While many competitors have struggled with debt during the most recent recessions, Gentex consistently carries excess cash, including over $360 million today.

At current levels, we think investors are distracted by narrow-minded supply chain concerns and lingering uncertainty over autonomous vehicles. Looking forward, we believe the supply chain will eventually find its footing, and Gentex’s portfolio of advanced technologies is well positioned for a more electrified and autonomous world.

As of September 30th, shares traded at $32.98, a 26% discount to our private market value of $44.31.

26	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/21

Ariel Fund

Number of shares	Common stocks—97.56%	Value

	Consumer discretionary—32.23%
2,155,149	Madison Square Garden Entertainment Corp.(a)	$156,614,678
3,173,966	Interpublic Group of Cos., Inc.	116,389,333
2,600,502	Adtalem Global Education, Inc.(a)(b)	98,324,981
4,800,089	Mattel, Inc.(a)	89,089,652
2,187,576	ViacomCBS, Inc.	86,431,128
4,222,401	TEGNA, Inc.	83,265,748
4,022,994	Nielsen Holdings plc	77,201,255
378,868	Madison Square Garden Sports Corp.(a)	70,450,505
1,167,698	Meredith Corp.(a)	65,040,779
2,897,682	Manchester United plc	56,128,100
402,940	Royal Caribbean Cruises Ltd.(a)	35,841,513
1,033,827	Gentex Corp.	34,095,614
44,956	Vail Resorts, Inc.(a)	15,017,552
		983,890,838

	Consumer staples—2.75%
698,786	J.M. Smucker Co.	83,875,284

	Energy—1.08%
1,190,310	Core Laboratories NV	33,031,102

	Financials—24.09%
3,348,003	Lazard Ltd., Class A	153,338,537
1,785,088	First American Financial Corp.	119,690,150
1,751,368	KKR & Co., Inc.	106,623,284
1,043,807	BOK Financial Corp.	93,472,917
839,900	Northern Trust Corp.	90,549,619
593,300	Affiliated Managers Group, Inc.	89,641,697
1,983,130	Janus Henderson Group plc	81,962,763
		735,278,967

	Health care—7.34%
2,069,515	Envista Holdings Corp.(a)	86,526,422
285,500	Laboratory Corp. of America Holdings(a)	80,351,120
75,945	Charles River Laboratories Intl, Inc.(a)	31,340,223
34,781	Bio-Rad Laboratories, Inc.(a)	25,944,887
		224,162,652

	Industrials—20.33%
601,704	Mohawk Industries, Inc.(a)	106,742,290
2,585,841	Kennametal, Inc.	88,513,337
10,479,212	ADT, Inc.	84,776,825
2,819,000	Axalta Coating Systems, Ltd.(a)	82,286,610
365,463	Snap-on, Inc.	76,363,494
1,372,100	Masco Corp.	76,220,155
261,318	Keysight Technologies, Inc.(a)	42,931,934
69,288	Zebra Technologies Corp.(a)	35,712,421
252,747	Simpson Manufacturing Co., Inc.	27,036,347
		620,583,413

	Real estate—6.70%
500,299	JLL(a)	124,119,179
824,253	CBRE Group, Inc., Class A(a)	80,249,272
		204,368,451

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	27

Schedules of investments	09/30/21

Ariel Fund (continued)

Number of shares	Common stocks—97.56%	Value

	Utilities—3.04%
1,363,500	Stericycle, Inc.(a)	$92,677,095

	Total common stocks (Cost $1,765,275,263)	2,977,867,802

Number of shares	Short-term investments—2.05%	Value

62,570,964	Northern Institutional Treasury Portfolio, 0.01%(c)	$62,570,964
	Total short-term investments (Cost $62,570,964)	62,570,964

	Total Investments—99.61% (Cost $1,827,846,227)	3,040,438,766

	Other Assets less Liabilities—0.39%	12,053,381

	Net Assets—100.00%	$3,052,492,147

Ariel Appreciation Fund

Number of shares	Common stocks—98.34%	Value

	Consumer discretionary—26.21%
784,855	Madison Square Garden Entertainment Corp.(a)	$57,035,413
2,317,959	Mattel, Inc.(a)	43,021,319
906,814	BorgWarner, Inc.	39,183,433
1,032,318	Interpublic Group of Cos., Inc.	37,855,101
1,606,535	Nielsen Holdings plc	30,829,407
375,700	Omnicom Group, Inc.	27,223,222
191,583	CarMax, Inc.(a)	24,514,960
1,141,994	Manchester United plc	22,120,424
1,150,900	Knowles Corp.(a)	21,567,866
62,500	Vail Resorts, Inc.(a)	20,878,125
560,336	Gentex Corp.	18,479,881
86,198	Madison Square Garden Sports Corp.(a)	16,028,518
		358,737,669

	Consumer staples—7.12%
950,888	Walgreens Boots Alliance, Inc.	44,739,280
255,275	J.M. Smucker Co.	30,640,658
477,400	Molson Coors Brewing Co.	22,141,812
		97,521,750

	Energy—1.32%
1,374,900	NOV, Inc.(a)	18,024,939

	Financials—32.48%
1,173,802	Lazard Ltd., Class A	53,760,132
591,289	BOK Financial Corp.	52,949,930
488,900	Northern Trust Corp.	52,708,309
133,106	Goldman Sachs Group, Inc.	50,318,061
907,900	Aflac, Inc.	47,328,827
521,900	Progressive Corp.	47,174,541
692,050	First American Financial Corp.	46,401,953
550,924	The Charles Schwab Corp.	40,129,304
605,368	KKR & Co., Inc.	36,854,804
182,872	Houlihan Lokey, Inc.	16,842,511
		444,468,372

The accompanying notes are an integral part of the financial statements.
28	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/21

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—98.34%	Value

	Health care—10.81%
137,190	Laboratory Corp. of America Holdings(a)	$38,610,754
639,415	Cardinal Health, Inc.	31,625,466
730,375	Envista Holdings Corp.(a)	30,536,979
188,200	Zimmer Biomet Holdings, Inc.	27,544,952
47,468	Charles River Laboratories Intl, Inc.(a)	19,588,619
		147,906,770

	Industrials—15.14%
1,194,999	Kennametal, Inc.	40,904,816
1,175,000	Axalta Coating Systems, Ltd.(a)	34,298,250
162,899	Stanley Black & Decker, Inc.	28,557,824
826,130	nVent Electric plc	26,708,783
100,800	Snap-on, Inc.	21,062,160
128,081	Keysight Technologies, Inc.(a)	21,042,427
71,200	Littelfuse, Inc.	19,456,824
1,869,230	ADT, Inc.	15,122,071
		207,153,155

	Real estate—2.24%
315,627	CBRE Group, Inc., Class A(a)	30,729,445

	Utilities—3.02%
608,600	Stericycle, Inc.(a)	41,366,542

	Total common stocks (Cost $834,920,928)	1,345,908,642

Number of shares	Short-term investments—1.51%	Value

20,633,159	Northern Institutional Treasury Portfolio, 0.01%(c)	$20,633,159

	Total short-term investments (Cost $20,633,159)	20,633,159

	Total Investments—99.85% (Cost $855,554,087)	1,366,541,801

	Other Assets less Liabilities—0.15%	2,017,626

	Net Assets—100.00%	$1,368,559,427

Ariel Focus Fund

Number of shares	Common stocks—98.48%	Value

	Basic materials—8.51%
103,732	Mosaic Co.	$3,705,307
84,749	Barrick Gold Corp.	1,529,720
		5,235,027

	Consumer discretionary—14.90%
63,200	BorgWarner, Inc.	2,730,872
135,671	Nielsen Holdings plc	2,603,526
33,929	Madison Square Garden Entertainment Corp.(a)	2,465,620
3,800	Madison Square Garden Sports Corp.(a)	706,610
16,772	ViacomCBS, Inc.	662,662
		9,169,290

	Consumer staples—8.74%
22,567	J.M. Smucker Co.	2,708,717
56,833	Walgreens Boots Alliance, Inc.	2,673,993
		5,382,710

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	29

Schedules of investments	09/30/21

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.48%	Value

	Energy—5.35%
153,675	APA Corp.	$3,293,255

	Financials—25.97%
8,166	Goldman Sachs Group, Inc.	3,086,993
33,906	BOK Financial Corp.	3,036,282
59,024	Lazard Ltd., Class A	2,703,299
37,006	Bank of New York Mellon Corp.	1,918,391
24,198	First American Financial Corp.	1,622,476
15,900	Progressive Corp.	1,437,201
12,491	Northern Trust Corp.	1,346,655
13,700	KKR & Co., Inc.	834,056
		15,985,353

	Health care—13.52%
8,710	Laboratory Corp. of America Holdings(a)	2,451,342
14,345	Zimmer Biomet Holdings, Inc.	2,099,534
12,638	Johnson & Johnson	2,041,037
78,800	Hanger, Inc.(a)	1,730,448
		8,322,361

	Industrials—17.73%
12,770	Snap-on, Inc.	2,668,292
12,892	Mohawk Industries, Inc.(a)	2,287,041
6,420	Lockheed Martin Corp.	2,215,542
102,660	Western Union Co.	2,075,785
7,800	Stanley Black & Decker, Inc.	1,367,418
99,300	Team, Inc.(a)	298,893
		10,912,971

	Technology—3.76%
26,592	Oracle Corp.	2,316,961

	Total common stocks (Cost $42,708,722)	60,617,928

Number of shares	Short-term investments—1.50%	Value

923,313	Northern Institutional Treasury Portfolio, 0.01%(c)	$923,313
	Total short-term investments (Cost $923,313)	923,313

	Total Investments—99.98% (Cost $43,632,035)	61,541,241

	Other Assets less Liabilities—0.02%	14,785

	Net Assets—100.00%	$61,556,026

Ariel International Fund

Number of shares	Common stocks—93.00%	Value

	Belgium—0.71%
67,568	KBC Group NV	$6,094,940

	Brazil—1.46%
812,415	Telefonica Brasil SA ADR	6,304,340
971,526	BB Seguridade Participacoes SA ADR	3,604,362
251,756	TIM SA of Brazil ADR	2,703,859
		12,612,561

	Canada—0.22%
189,871	Element Fleet Management Corp.	1,915,799

The accompanying notes are an integral part of the financial statements.
30	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/21

Ariel International Fund (continued)

Number of shares	Common stocks—93.00%	Value

	China—5.74%
271,486	Baidu, Inc. ADR(a)	$41,740,973
168,727	Trip.com Group Ltd. ADR(a)	5,188,355
1,290,353	TravelSky Technology Ltd.	2,488,770
		49,418,098

	Denmark—1.66%
99,625	Novo Nordisk A/S	9,602,811
174,302	H Lundbeck A/S	4,734,561
		14,337,372

	Finland—2.26%
2,530,165	Nokia Corp.(a)	13,954,634
1,005,133	Nokia Corp. ADR(a)	5,477,975
		19,432,609

	France—8.15%
296,706	Michelin (CGDE)	45,497,040
109,004	Sanofi	10,493,167
62,857	Thales SA	6,094,337
53,085	BNP Paribas SA	3,396,416
16,556	Safran SA	2,094,014
113,710	Vivendi SE	1,431,603
20,009	Societe BIC SA	1,179,731
		70,186,308

	Germany—10.91%
337,667	Deutsche Boerse AG	54,792,085
10,340,492	Telefonica Deutschland Holding	29,385,058
28,766	Muenchener Rueckversicherungs-Gesellschaft AG	7,849,359
28,259	Fresenius Medical Care AG & Co. KGaA	1,982,208
		94,008,710

	Hong Kong—1.26%
1,123,500	CLP Holdings Ltd.	10,817,539

	Italy—5.23%
6,889,656	Snam SpA	38,112,823
909,081	Italgas SpA	5,812,870
104,972	Banca Mediolanum SpA	1,130,348
		45,056,041

	Japan—17.64%
91,500	Nintendo Co., Ltd.	43,726,282
1,772,800	Subaru Corp.	32,760,852
622,500	Bridgestone Corp.	29,451,227
1,228,500	Japan Tobacco, Inc.	24,071,545
152,900	Secom Co., Ltd.	11,058,956
116,700	Sankyo Co., Ltd.	2,901,112
79,100	Nippon Telegraph & Telephone Corp.	2,191,795
17,800	Daito Trust Construction Co., Ltd.	2,088,078
55,800	KDDI Corp.	1,837,110
79,900	Ono Pharmaceutical Co., Ltd.	1,822,019
		151,908,976

	Luxembourg—0.35%
51,399	RTL Group	3,052,055

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	31

Schedules of investments	09/30/21

Ariel International Fund (continued)

Number of shares	Common stocks—93.00%	Value

	Netherlands—6.00%
1,461,228	Koninklijke Ahold Delhaize NV	$48,656,174
113,710	Universal Music Group NV(a)	3,044,615
		51,700,789

	Peru—1.37%
106,161	Credicorp Ltd.	11,777,501

	Portugal—0.24%
101,927	Jeronimo Martins SGPS SA	2,031,936

	Singapore—0.13%
154,800	Singapore Exchange Ltd.	1,133,271

	Spain—4.86%
1,838,291	Endesa SA	37,073,765
507,986	Tecnicas Reunidas SA(a)	4,802,969
		41,876,734

	Switzerland—9.08%
177,085	Roche Holding AG	64,630,708
57,077	Nestle SA	6,877,212
74,318	Novartis AG	6,094,018
7,648	Novartis AG ADR	625,453
		78,227,391

	United Kingdom—8.94%
2,500,718	GlaxoSmithKline plc	47,196,477
4,965,069	Direct Line Insurance Group plc	19,374,049
3,283,752	Vodafone Group plc	4,996,859
254,413	National Grid plc	3,031,514
95,690	St. James’s Place plc	1,930,288
7,815	AstraZeneca plc ADR	469,369
		76,998,556

	United States—6.79%
551,464	Philip Morris Intl, Inc.	52,273,273
54,617	Check Point Software Technologies Ltd.(a)	6,173,906
		58,447,179
	Total common stocks (Cost $709,351,613)	801,034,365

Number of shares	Short-term investments—3.19%	Value
27,455,350	Northern Institutional Treasury Portfolio, 0.01%(c)	$27,455,350
	Total short-term investments (Cost $27,455,350)	27,455,350

	Total Investments—96.19% (Cost $736,806,963)	828,489,715

	Cash, Foreign Currency, Other Assets less Liabilities—3.81%	32,851,170

	Net Assets—100.00%	$861,340,885

The accompanying notes are an integral part of the financial statements.
32	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/21

Ariel International Fund (continued)

Open forward currency contracts as of September 30, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

12/09/2021	UBS AG	AUD	13,310,435	EUR	8,291,143	$7,545

12/09/2021	UBS AG	NOK	10,511,909	EUR	1,021,694	16,519

12/09/2021	UBS AG	SEK	22,594,818	EUR	2,217,036	10,733

Subtotal UBS AG						34,797

12/09/2021	JPMorgan Chase	USD	3,886,216	CAD	4,881,895	31,997

12/09/2021	JPMorgan Chase	SGD	1,732,570	EUR	1,085,288	16,780

12/09/2021	JPMorgan Chase	USD	13,385,149	EUR	11,280,824	298,377

Subtotal JPMorgan Chase						347,154

Subtotal - Open forward currency contracts with unrealized appreciation						$381,951

Open forward currency contracts with unrealized depreciation

12/09/2021	UBS AG	USD	19,209,833	CNH	124,926,346	(55,374)

12/09/2021	UBS AG	AUD	54,491,988	USD	40,344,070	(935,826)

12/09/2021	UBS AG	GBP	29,543,509	USD	40,869,309	(1,058,146)

12/09/2021	UBS AG	NOK	26,142,683	USD	3,019,205	(30,437)

12/09/2021	UBS AG	SEK	99,367,280	USD	11,586,224	(228,076)

Subtotal UBS AG						(2,307,859)

12/09/2021	Northern Trust	SEK	44,070,766	USD	5,140,437	(102,941)

12/09/2021	Northern Trust	SGD	7,520,209	USD	5,599,518	(61,863)

Subtotal Northern Trust						(164,804)

12/09/2021	JPMorgan Chase	AUD	1,923,114	CHF	1,301,000	(7,801)

12/09/2021	JPMorgan Chase	JPY	1,131,671,481	CNH	66,915,731	(144,644)

12/09/2021	JPMorgan Chase	USD	5,640,828	CNH	36,686,254	(16,652)

12/09/2021	JPMorgan Chase	USD	6,973,300	CNH	45,408,040	(29,188)

12/09/2021	JPMorgan Chase	GBP	3,822,342	USD	5,286,207	(135,435)

12/09/2021	JPMorgan Chase	JPY	3,471,215,591	USD	31,576,973	(368,069)

12/09/2021	JPMorgan Chase	SEK	26,443,142	USD	3,083,621	(61,045)

Subtotal JPMorgan Chase						(762,834)

Subtotal - Open forward currency contracts with unrealized depreciation						$(3,235,497)

Net unrealized appreciation (depreciation) on forward currency contracts						$(2,853,546)

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	33

Schedules of investments	09/30/21

Ariel Global Fund

Number of shares	Common stocks—92.41%	Value

	Belgium—0.12%
2,799	KBC Group NV	$252,482

	Brazil—2.80%
826,606	BB Seguridade Participacoes SA	3,028,194
203,483	Telefonica Brasil SA	1,601,858
570,476	TIM SA of Brazil	1,230,885
		5,860,937

	Chile—0.24%
25,175	Banco Santander-Chile ADR	497,710

	China—7.17%
74,774	Baidu, Inc. ADR(a)	11,496,503
59,759	Trip.com Group Ltd. ADR(a)	1,837,589
762,831	TravelSky Technology Ltd.	1,471,312
4,324	Weibo Corp. ADR(a)	205,347
		15,010,751

	Denmark—0.56%
9,223	Novo Nordisk A/S	889,001
10,507	H Lundbeck A/S	285,401
		1,174,402

	Finland—1.68%
568,218	Nokia Corp.(a)	3,133,896
70,530	Nokia Corp. ADR(a)	384,389
		3,518,285

	France—4.94%
50,430	Michelin (CGDE)	7,732,960
16,666	Sanofi	1,604,337
4,106	Safran SA	519,330
20,508	Vivendi SE	258,195
2,392	Thales SA	231,918
		10,346,740

	Germany—3.68%
38,183	Deutsche Boerse AG	6,195,827
369,409	Telefonica Deutschland Holding	1,049,767
1,681	Muenchener Rueckversicherungs-Gesellschaft AG	458,693
		7,704,287

	Hong Kong—0.52%
113,000	CLP Holdings Ltd.	1,088,012

	Italy—1.13%
405,780	Snam SpA	2,244,731
18,025	Italgas SpA	115,256
		2,359,987

	Japan—7.79%
10,150	Nintendo Co., Ltd.	4,850,511
211,300	Subaru Corp.	3,904,765
67,400	Bridgestone Corp.	3,188,775
148,500	Japan Tobacco, Inc.	2,909,747
17,100	Secom Co., Ltd.	1,236,809
7,900	Nippon Telegraph & Telephone Corp.	218,902
		16,309,509

	Mexico—0.31%
193,002	Wal-Mart de Mexico SAB de CV	655,729

The accompanying notes are an integral part of the financial statements.
34	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/21

Ariel Global Fund (continued)

Number of shares	Common stocks—92.41%	Value

	Netherlands—0.87%
38,343	Koninklijke Ahold Delhaize NV	$1,276,751
20,508	Universal Music Group NV(a)	549,107
		1,825,858

	Peru—2.23%
42,059	Credicorp Ltd.	4,666,025

	South Africa—0.42%
205,124	Sanlam Ltd.	870,692

	South Korea—2.52%
77,135	KT&G Corp.	5,277,073

	Spain—3.04%
316,056	Endesa SA	6,374,065

	Switzerland—7.61%
39,246	Roche Holding AG	14,323,612
9,774	Nestle SA	1,177,670
5,241	Novartis AG	429,758
		15,931,040

	Taiwan—0.55%
192,000	Catcher Technology Co., Ltd.	1,147,722

	United Kingdom—6.58%
603,108	GlaxoSmithKline plc	11,382,560
268,596	Direct Line Insurance Group plc	1,048,081
31,640	Vodafone Group plc ADR	488,838
313,480	Vodafone Group plc	477,020
31,721	National Grid plc	377,979
		13,774,478

	United States—37.65%
70,695	Microsoft Corp.	19,930,334
135,162	Philip Morris Intl, Inc.	12,812,006
170,698	Gilead Sciences, Inc.	11,923,255
47,246	Johnson & Johnson	7,630,229
21,143	Berkshire Hathaway, Inc., Class B(a)	5,770,770
58,927	Amdocs Ltd.	4,461,363
60,829	Bristol-Myers Squibb Co.	3,599,252
62,627	Verizon Communications, Inc.	3,382,484
126,686	Equity Commonwealth	3,291,302
33,774	NetApp, Inc.	3,031,554
29,313	Tapestry, Inc.	1,085,167
8,817	Check Point Software Technologies Ltd.(a)	996,674
15,291	U.S. Bancorp	908,897
		78,823,287
	Total common stocks (Cost $166,277,455)	193,469,071

Number of shares	Short-term investments—6.71%	Value

14,043,001	Northern Institutional Treasury Portfolio, 0.01%(c)	$14,043,001
	Total short-term investments (Cost $14,043,001)	14,043,001

	Total Investments—99.12% (Cost $180,320,456)	207,512,072

	Cash, Foreign Currency, Other Assets less Liabilities—0.88%	1,840,376

	Net Assets—100.00%	$209,352,448

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	35

Schedules of investments	09/30/21

Ariel Global Fund (continued)

Open forward currency contracts as of September 30, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

12/09/2021	UBS AG	CAD	1,136,173	EUR	761,334	$13,784

12/09/2021	UBS AG	NOK	1,909,409	EUR	185,583	3,001

12/09/2021	UBS AG	SEK	3,350,878	EUR	328,793	1,592

12/09/2021	UBS AG	USD	713,847	GBP	516,024	18,482

Subtotal UBS AG						36,859

12/09/2021	Northern Trust	USD	1,316,695	CHF	1,203,156	23,293

12/09/2021	Northern Trust	SEK	2,193,217	GBP	185,007	1,390

12/09/2021	Northern Trust	USD	444,444	GBP	321,420	11,316

Subtotal Northern Trust						35,999

12/09/2021	JPMorgan Chase	CAD	1,989,942	CHF	1,447,418	15,059

12/09/2021	JPMorgan Chase	CAD	2,181,735	CHF	1,589,990	13,213

12/09/2021	JPMorgan Chase	USD	3,430,844	CHF	3,134,539	61,192

12/09/2021	JPMorgan Chase	AUD	1,675,006	EUR	1,043,745	515

12/09/2021	JPMorgan Chase	USD	7,051,385	EUR	5,942,813	157,187

12/09/2021	JPMorgan Chase	USD	4,927,587	EUR	4,163,594	97,444

12/09/2021	JPMorgan Chase	USD	2,876,895	GBP	2,080,639	73,144

12/09/2021	JPMorgan Chase	USD	2,981,457	JPY	327,747,694	34,753

Subtotal JPMorgan Chase						452,507

Subtotal - Open forward currency contracts with unrealized appreciation						$525,365

Open forward currency contracts with unrealized depreciation

12/09/2021	UBS AG	USD	3,215,001	CNH	20,907,956	(9,267)

12/09/2021	UBS AG	CAD	477,854	USD	380,597	(3,335)

Subtotal UBS AG						(12,602)

12/09/2021	Northern Trust	SGD	732,425	USD	545,361	(6,025)

Subtotal Northern Trust						(6,025)

12/09/2021	JPMorgan Chase	AUD	1,154,096	CHF	780,754	(4,682)

12/09/2021	JPMorgan Chase	USD	1,062,454	CNH	6,918,380	(4,447)

Subtotal JPMorgan Chase						(9,129)

Subtotal - Open forward currency contracts with unrealized depreciation						$(27,756)

Net unrealized appreciation (depreciation) on forward currency contracts						$497,609

ADR American Depositary Receipt

(a) Non-income producing.

(b) Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of September 30, 2021.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.
36	SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	09/30/21

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,685,162,021, $834,920,928 and $42,708,722, respectively)	$2,879,542,821		$1,345,908,642	$60,617,928
Investments in affiliated issuers, at value (cost $80,113,242)	98,324,981	(a)	—	—
Short-term investments, at value (cost $62,570,964, $20,633,159 and $923,313, respectively)	62,570,964		20,633,159	923,313
Dividends and interest receivable	1,960,824		1,029,852	16,219
Receivable for fund shares sold	3,862,273		2,119,088	34,062
Receivable for securities sold	7,977,251		—	—
Prepaid and other assets	17,044		2,444	154

Total assets	3,054,256,158		1,369,693,185	61,591,676

Liabilities:
Payable for fund shares redeemed	1,074,667		730,826	1,107
Other liabilities	689,344		402,932	34,543

Total liabilities	1,764,011		1,133,758	35,650

Net assets	$3,052,492,147		$1,368,559,427	$61,556,026

Net assets consist of:
Paid-in capital	$1,739,683,476		$700,871,517	$42,339,754
Distributable earnings	1,312,808,671		667,687,910	19,216,272

Net assets	$3,052,492,147		$1,368,559,427	$61,556,026

Investor class shares:
Net assets	$1,778,696,247		$1,101,184,100	$43,720,564
Shares outstanding (no par value, unlimited authorized)	20,902,690		21,621,945	2,633,236
Net asset value, offering and redemption price per share	$85.09		$50.93	$16.60

Institutional class shares:
Net assets	$1,273,795,900		$267,375,327	$17,835,462
Shares outstanding (no par value, unlimited authorized)	14,926,874		5,232,163	1,072,205
Net asset value, offering and redemption price per share	$85.34		$51.10	$16.63

(a) See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	37

Statements of assets & liabilities	09/30/21

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $709,351,613 and $166,277,455, respectively)	$801,034,365	$193,469,071
Short-term investments, at value (cost $27,455,350 and $14,043,001, respectively)	27,455,350	14,043,001
Foreign currencies (cost $29,156,241 and $452,775, respectively)	28,763,130	450,869
Dividends and interest receivable	2,903,223	563,774
Receivable for dividend reclaims	2,901,273	358,337
Receivable for fund shares sold	4,662,394	13,298
Unrealized appreciation on forward currency contracts	381,951	525,365
Prepaid and other assets	2,338	400

Total assets	868,104,024	209,424,115

Liabilities:
Payable for securities and foreign currencies purchased	3,230,546	4,681
Payable for fund shares redeemed	187,728	—
Unrealized depreciation on forward currency contracts	3,235,497	27,756
Other liabilities	109,368	39,230

Total liabilities	6,763,139	71,667

Net assets	$861,340,885	$209,352,448

Net assets consist of:
Paid-in capital	$804,727,697	$180,313,480
Distributable earnings	56,613,188	29,038,968

Net assets	$861,340,885	$209,352,448

Investor class shares:
Net assets	$23,717,356	$12,053,212
Shares outstanding (no par value, unlimited authorized)	1,614,875	682,899
Net asset value, offering and redemption price per share	$14.69	$17.65

Institutional class shares:
Net assets	$837,623,529	$197,299,236
Shares outstanding (no par value, unlimited authorized)	58,239,357	11,534,172
Net asset value, offering and redemption price per share	$14.38	$17.11

The accompanying notes are an integral part of the financial statements.
38	SLOW AND STEADY WINS THE RACE

Statements of operations	YEAR ENDED 09/30/21

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$29,749,183		$21,573,342	$1,182,705	(a)
Interest	13,613		3,069	91

Total investment income	29,762,796		21,576,411	1,182,796

Expenses:
Management fees	15,081,171		9,149,035	401,716
Distribution fees (Investor Class)	3,876,457		2,574,202	112,653
Shareholder service fees
Investor Class	1,458,437		789,234	26,231
Institutional Class	627,156		105,012	3,588
Transfer agent fees and expenses
Investor Class	256,733		185,544	14,679
Institutional Class	110,456		30,425	2,718
Printing and postage expenses
Investor Class	303,573		239,944	20,871
Institutional Class	42,403		14,770	1,109
Trustees’ fees and expenses	403,321		212,147	9,678
Professional fees	168,506		100,246	30,579
Custody fees and expenses	34,803		19,046	5,221
Federal and state registration fees	102,755		47,121	38,107
Interest expense	—		—	1,689
Miscellaneous expenses	271,558		152,995	15,217

Total expenses before reimbursements	22,737,329		13,619,721	684,056
Expense reimbursements	—		—	(107,884)

Net expenses	22,737,329		13,619,721	576,172

Net investment income	7,025,467		7,956,690	606,624

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	175,570,623		163,468,950	1,587,303
Affiliated issuers	(15,541,283	)(b)	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	797,128,779		261,119,639	14,156,335
Affiliated issuers	77,684,160	(b)	—	—

Net gain (loss) on investments	1,034,842,279		424,588,589	15,743,638

Net increase (decrease) in net assets resulting from operations	$1,041,867,746		$432,545,279	$16,350,262

(a) Net of $4,554 in foreign taxes withheld.

(b) See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	39

Statements of operations	YEAR ENDED 09/30/21

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$25,356,087 (a)	$3,789,741 (a)
Non-cash dividends
Unaffiliated issuers	3,367,748	607,385
Interest	4,245	940

Total investment income	28,728,080	4,398,066

Expenses:
Management fees	6,328,204	1,162,476
Distribution fees (Investor Class)	60,229	31,256
Shareholder service fees
Investor Class	24,124	10,598
Institutional Class	220,658	12,565
Transfer agent fees and expenses
Investor Class	6,034	5,206
Institutional Class	79,567	14,238
Printing and postage expenses
Investor Class	8,416	6,685
Institutional Class	8,696	491
Trustees’ fees and expenses	130,751	22,904
Professional fees	76,297	42,540
Custody fees and expenses	291,897	37,340
Administration fees	57,115	17,610
Fund accounting fees	39,073	12,510
Federal and state registration fees	41,785	35,842
Miscellaneous expenses	95,134	23,628

Total expenses before reimbursements	7,467,980	1,435,889
Expense reimbursements	(446,721)	(125,908)

Net expenses	7,021,259	1,309,981

Net investment income	21,706,821	3,088,085

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,841,758)	2,276,146
Translation of assets and liabilities in foreign currencies	1,082,164	(85,092)
Forward currency contracts	(4,231,620)	(104,279)

Total	(4,991,214)	2,086,775

Change in net unrealized appreciation (depreciation) on:
Investments	42,643,144	11,163,937
Translation of assets and liabilities in foreign currencies	(579,152)	(14,241)
Forward currency contracts	(768,143)	602,905

Total	41,295,849	11,752,601

Net gain (loss) on investments	36,304,635	13,839,376

Net increase (decrease) in net assets resulting from operations	$58,011,456	$16,927,461

(a) Net of $3,061,160 and $352,354 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.
40	SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$7,025,467	$14,662,224	$7,956,690	$11,394,094
Net realized gain (loss) on investments	160,029,340	78,895,856	163,468,950	96,520,017
Change in net unrealized appreciation (depreciation) on investments	874,812,939	(268,658,724)	261,119,639	(180,263,930)

Net increase (decrease) in net assets from operations	1,041,867,746	(175,100,644)	432,545,279	(72,349,819)

Distributions to shareholders:
Investor Class	(64,581,986)	(76,888,411)	(84,552,421)	(75,047,808)
Institutional Class	(39,817,967)	(46,679,751)	(22,647,630)	(22,869,083)

Total distributions	(104,399,953)	(123,568,162)	(107,200,051)	(97,916,891)

Share transactions:
Value of shares issued
Investor Class	422,725,351	79,382,425	127,827,685	48,222,602
Institutional Class	597,003,947	99,895,664	95,913,994	38,142,541
Value of shares issued in reinvestment of dividends and distributions
Investor Class	63,007,966	74,932,867	82,432,501	73,132,225
Institutional Class	38,667,730	45,595,738	21,745,195	21,956,039
Value of shares redeemed
Investor Class	(284,138,775)	(268,767,987)	(142,583,661)	(206,912,734)
Institutional Class	(314,748,184)	(185,472,150)	(115,534,957)	(125,868,943)

Net increase (decrease) in net assets from share transactions	522,518,035	(154,433,443)	69,800,757	(151,328,270)

Total increase (decrease) in net assets	1,459,985,828	(453,102,249)	395,145,985	(321,594,980)

Net assets:
Beginning of year	1,592,506,319	2,045,608,568	973,413,442	1,295,008,422

End of year	$3,052,492,147	$1,592,506,319	$1,368,559,427	$973,413,442

Capital share transactions:
Investor shares
Shares sold	5,247,995	1,417,055	2,519,360	1,211,421
Shares issued to holders in reinvestment of dividends	1,024,148	1,185,100	2,028,460	1,681,654
Shares redeemed	(3,676,478)	(4,841,850)	(2,983,856)	(5,270,167)

Net increase (decrease)	2,595,665	(2,239,695)	1,563,964	(2,377,092)

Institutional shares
Shares sold	7,435,305	1,856,746	1,996,054	998,772
Shares issued to holders in reinvestment of dividends	624,851	718,813	532,800	503,224
Shares redeemed	(4,075,453)	(3,323,374)	(2,340,171)	(3,152,070)

Net increase (decrease)	3,984,703	(747,815)	188,683	(1,650,074)

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	41

Statements of changes in net assets

	Ariel Focus Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$606,624	$657,603
Net realized gain (loss) on investments	1,587,303	606,889
Change in net unrealized appreciation (depreciation) on investments	14,156,335	(5,065,029)

Net increase (decrease) in net assets from operations	16,350,262	(3,800,537)

Distributions to shareholders:
Investor Class	(904,539)	(449,140)
Institutional Class	(385,448)	(190,860)

Total distributions	(1,289,987)	(640,000)

Share transactions:
Value of shares issued
Investor Class	32,260,389	8,769,052
Institutional Class	1,049,412	291,013
Value of shares issued in reinvestment of dividends and distributions
Investor Class	774,921	391,077
Institutional Class	382,043	182,516
Value of shares redeemed
Investor Class	(31,467,695)	(14,491,053)
Institutional Class	(1,087,605)	(2,439,574)

Net increase (decrease) in net assets from share transactions	1,911,465	(7,296,969)

Total increase (decrease) in net assets	16,971,740	(11,737,506)

Net assets:
Beginning of year	44,584,286	56,321,792

End of year	$61,556,026	$44,584,286

Capital share transactions:
Investor shares
Shares sold	1,805,096	723,170
Shares issued to holders in reinvestment of dividends	57,611	28,587
Shares redeemed	(1,854,405)	(1,289,759)

Net increase (decrease)	8,302	(538,002)

Institutional shares
Shares sold	63,570	24,788
Shares issued to holders in reinvestment of dividends	28,339	13,361
Shares redeemed	(68,083)	(196,443)

Net increase (decrease)	23,826	(158,294)

The accompanying notes are an integral part of the financial statements.
42	SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$21,706,821	$13,016,050	$3,088,085	$1,904,307
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(4,991,214)	(35,687,524)	2,086,775	(2,057,107)
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	41,295,849	39,281,354	11,752,601	4,200,436

Net increase (decrease) in net assets from operations	58,011,456	16,609,880	16,927,461	4,047,636

Distributions to shareholders:
Investor Class	(325,333)	(386,371)	(102,891)	(534,437)
Institutional Class	(11,974,667)	(14,313,629)	(1,247,109)	(4,196,383)

Total distributions	(12,300,000)	(14,700,000)	(1,350,000)	(4,730,820)

Share transactions:
Value of shares issued
Investor Class	7,333,745	5,222,931	1,781,480	1,499,744
Institutional Class	267,567,405	92,622,193	103,360,504	19,949,287
Value of shares issued in reinvestment of dividends and distributions
Investor Class	301,565	355,381	87,285	461,661
Institutional Class	11,521,695	13,880,644	1,242,779	4,177,327
Value of shares redeemed
Investor Class	(7,388,772)	(8,896,414)	(2,231,345)	(3,140,666)
Institutional Class	(85,353,399)	(230,913,115)	(16,428,111)	(2,185,004)

Net increase (decrease) in net assets from share transactions	193,982,239	(127,728,380)	87,812,592	20,762,349

Total increase (decrease) in net assets	239,693,695	(125,818,500)	103,390,053	20,079,165

Net assets:
Beginning of year	621,647,190	747,465,690	105,962,395	85,883,230

End of year	$861,340,885	$621,647,190	$209,352,448	$105,962,395

Capital share transactions:
Investor shares
Shares sold	498,033	392,295	104,448	98,772
Shares issued to holders in reinvestment of dividends	21,162	25,787	5,339	29,826
Shares redeemed	(503,624)	(669,750)	(125,736)	(219,556)

Net increase (decrease)	15,571	(251,668)	(15,949)	(90,958)

Institutional shares
Shares sold	18,510,742	7,029,709	6,023,154	1,334,079
Shares issued to holders in reinvestment of dividends	827,708	1,033,555	78,557	279,454
Shares redeemed	(5,881,891)	(18,115,827)	(970,952)	(151,791)

Net increase (decrease)	13,456,559	(10,052,563)	5,130,759	1,461,742

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	43

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$54.40	$63.40	$74.58	$69.11	$63.74
Income from investment operations:
Net investment income (loss)	(0.04)	0.50	0.65	0.57	0.52
Net realized and unrealized gain (loss) on investments	34.33	(5.72)	(6.10)	9.31	9.07

Total from investment operations	34.29	(5.22)	(5.45)	9.88	9.59

Distributions to shareholders:
Dividends from net investment income	(0.20)	(0.55)	(0.59)	(0.48)	(0.18)
Distributions from capital gains	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total distributions	(3.60)	(3.78)	(5.73)	(4.41)	(4.22)

Net asset value, end of year	$85.09	$54.40	$63.40	$74.58	$69.11

Total return	65.59%	(9.03)%	(7.17)%	14.98%	15.76%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,778,696	$995,861	$1,302,745	$1,587,936	$1,542,730
Ratio of expenses to average net assets	1.00%	1.04%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	0.15%	0.70%	0.97%	0.74%	0.72%
Portfolio turnover rate	24%	23%	22%	19%	14%

	Year ended September 30
Ariel Fund (Institutional Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$54.53	$63.55	$74.78	$69.28	$63.87
Income from investment operations:
Net investment income (loss)	0.25	0.58	0.74	0.73	0.63
Net realized and unrealized gain (loss) on investments	34.34	(5.62)	(6.03)	9.38	9.19

Total from investment operations	34.59	(5.04)	(5.29)	10.11	9.82

Distributions to shareholders:
Dividends from net investment income	(0.38)	(0.75)	(0.80)	(0.68)	(0.37)
Distributions from capital gains	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total distributions	(3.78)	(3.98)	(5.94)	(4.61)	(4.41)

Net asset value, end of year	$85.34	$54.53	$63.55	$74.78	$69.28

Total return	66.12%	(8.74)%	(6.86)%	15.30%	16.11%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,273,796	$596,645	$742,864	$673,273	$593,887
Ratio of expenses to average net assets	0.69%	0.72%	0.70%	0.72%	0.71%
Ratio of net investment income to average net assets	0.45%	1.01%	1.31%	1.03%	1.01%
Portfolio turnover rate	24%	23%	22%	19%	14%

The accompanying notes are an integral part of the financial statements.
44	SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.76	$44.43	$49.48	$50.91	$48.90
Income from investment operations:
Net investment income (loss)	0.12	0.48	0.62	0.40	0.51
Net realized and unrealized gain (loss) on investments	16.31	(2.77)	(2.83)	4.17	5.21

Total from investment operations	16.43	(2.29)	(2.21)	4.57	5.72

Distributions to shareholders:
Dividends from net investment income	(0.24)	(0.42)	(0.42)	(0.39)	(0.30)
Distributions from capital gains	(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total distributions	(4.26)	(3.38)	(2.84)	(6.00)	(3.71)

Net asset value, end of year	$50.93	$38.76	$44.43	$49.48	$50.91

Total return	45.27%	(5.93)%	(4.23)%	9.90%	12.41%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,101,184	$777,404	$996,797	$1,321,843	$1,450,735
Ratio of expenses to average net assets	1.12%	1.15%	1.14%	1.13%	1.12%
Ratio of net investment income to average net assets	0.55%	0.98%	1.05%	0.72%	0.94%
Portfolio turnover rate	24%	24%	18%	11%	20%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.86	$44.55	$49.64	$51.07	$49.03
Income from investment operations:
Net investment income (loss)	0.36	0.60	0.59	0.48	0.59
Net realized and unrealized gain (loss) on investments	16.26	(2.77)	(2.68)	4.25	5.30

Total from investment operations	16.62	(2.17)	(2.09)	4.73	5.89

Distributions to shareholders:
Dividends from net investment income	(0.36)	(0.56)	(0.58)	(0.55)	(0.44)
Distributions from capital gains	(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total distributions	(4.38)	(3.52)	(3.00)	(6.16)	(3.85)

Net asset value, end of year	$51.10	$38.86	$44.55	$49.64	$51.07

Total return	45.74%	(5.65)%	(3.91)%	10.21%	12.78%

Supplemental data and ratios:
Net assets, end of year, in thousands	$267,375	$196,009	$298,211	$267,831	$247,526
Ratio of expenses to average net assets	0.81%	0.84%	0.82%	0.82%	0.81%
Ratio of net investment income to average net assets	0.87%	1.26%	1.39%	1.03%	1.25%
Portfolio turnover rate	24%	24%	18%	11%	20%

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	45

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Focus Fund (Investor Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.13	$12.89	$14.77	$13.71	$11.83
Income from investment operations:
Net investment income (loss)	0.16	0.18	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.65	(0.80)	(1.20)	1.71	1.88

Total from investment operations	4.81	(0.62)	(1.04)	1.84	2.01

Distributions to shareholders:
Dividends from net investment income	(0.12)	(0.14)	(0.13)	(0.11)	(0.13)
Distributions from capital gains	(0.22)	—	(0.71)	(0.67)	—

Total distributions	(0.34)	(0.14)	(0.84)	(0.78)	(0.13)

Net asset value, end of year	$16.60	$12.13	$12.89	$14.77	$13.71

Total return	40.39%	(4.91)%	(6.86)%	14.26%	17.09%

Supplemental data and ratios:
Net assets, end of year, in thousands	$43,721	$31,852	$40,770	$44,964	$40,607
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.20%	1.25%	1.23%	1.20%	1.19%
Ratio of net investment income to average net assets, including waivers	0.92%	1.23%	1.30%	0.98%	0.93%
Ratio of net investment income to average net assets, excluding waivers	0.72%	0.98%	1.07%	0.78%	0.74%
Portfolio turnover rate	63%	22%	18%	27%	35%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.14	$12.89	$14.77	$13.69	$11.81
Income from investment operations:
Net investment income (loss)	0.18	0.19	0.19	0.17	0.15
Net realized and unrealized gain (loss) on investments	4.67	(0.78)	(1.20)	1.71	1.89

Total from investment operations	4.85	(0.59)	(1.01)	1.88	2.04

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	(0.16)	(0.13)	(0.16)
Distributions from capital gains	(0.22)	—	(0.71)	(0.67)	—

Total distributions	(0.36)	(0.16)	(0.87)	(0.80)	(0.16)

Net asset value, end of year	$16.63	$12.14	$12.89	$14.77	$13.69

Total return	40.73%	(4.69)%	(6.56)%	14.54%	17.40%

Supplemental data and ratios:
Net assets, end of year, in thousands	$17,835	$12,732	$15,552	$20,929	$14,378
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.86%	0.89%	0.89%	0.86%	0.90%
Ratio of net investment income to average net assets, including waivers	1.14%	1.47%	1.54%	1.24%	1.18%
Ratio of net investment income to average net assets, excluding waivers	1.03%	1.33%	1.40%	1.13%	1.03%
Portfolio turnover rate	63%	22%	18%	27%	35%

The accompanying notes are an integral part of the financial statements.
46	SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel International Fund (Investor Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.68	$13.42	$13.91	$14.23	$13.21
Income from investment operations:
Net investment income (loss)	0.36	0.36	0.79	0.37	0.26
Net realized and unrealized gain (loss) on investments	0.86	0.12	(1.13)	(0.44)	0.96

Total from investment operations	1.22	0.48	(0.34)	(0.07)	1.22

Distributions to shareholders:
Dividends from net investment income	(0.21)	(0.22)	(0.12)	(0.10)	(0.17)
Distributions from capital gains	—	—	(0.03)	(0.15)	(0.03)

Total distributions	(0.21)	(0.22)	(0.15)	(0.25)	(0.20)

Net asset value, end of year	$14.69	$13.68	$13.42	$13.91	$14.23

Total return	9.00%	3.57%	(2.39)%	(0.49)%	9.55%

Supplemental data and ratios:
Net assets, end of year, in thousands	$23,717	$21,877	$24,849	$54,169	$70,616
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.13%	1.15% (a)
Ratio of expenses to average net assets, excluding waivers	1.30%	1.33%	1.32%	1.31%	1.32%
Ratio of net investment income to average net assets, including waivers	2.41%	1.69%	1.94%	1.80%	1.79%
Ratio of net investment income to average net assets, excluding waivers	2.24%	1.49%	1.75%	1.62%	1.62%
Portfolio turnover rate	22%	24%	20%	8%	23%

	Year ended September 30
Ariel International Fund (Institutional Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.39	$13.18	$13.68	$13.99	$13.00
Income from investment operations:
Net investment income (loss)	0.34	0.29	0.29	0.23	0.18
Net realized and unrealized gain (loss) on investments	0.89	0.20	(0.60)	(0.26)	1.05

Total from investment operations	1.23	0.49	(0.31)	(0.03)	1.23

Distributions to shareholders:
Dividends from net investment income	(0.24)	(0.28)	(0.16)	(0.13)	(0.21)
Distributions from capital gains	—	—	(0.03)	(0.15)	(0.03)

Total distributions	(0.24)	(0.28)	(0.19)	(0.28)	(0.24)

Net asset value, end of year	$14.38	$13.39	$13.18	$13.68	$13.99

Total return	9.26%	3.74%	(2.13)%	(0.17)%	9.80%

Supplemental data and ratios:
Net assets, end of year, in thousands	$837,624	$599,770	$722,616	$620,017	$431,341
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.88%	0.89% (a)
Ratio of expenses to average net assets, excluding waivers	0.93%	0.96%	0.93%	0.93%	0.95%
Ratio of net investment income to average net assets, including waivers	2.75%	1.98%	2.49%	2.23%	2.52%
Ratio of net investment income to average net assets, excluding waivers	2.70%	1.90%	2.44%	2.18%	2.46%
Portfolio turnover rate	22%	24%	20%	8%	23%

(a)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	47

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Global Fund (Investor Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.36	$15.40	$16.48	$16.05	$14.60
Income from investment operations:
Net investment income (loss)	0.31	0.27	0.32	0.19	0.22
Net realized and unrealized gain (loss) on investments	2.12	0.38	(0.92)	0.94	1.60

Total from investment operations	2.43	0.65	(0.60)	1.13	1.82

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.31)	(0.32)	(0.16)	(0.21)
Distributions from capital gains	—	(0.38)	(0.16)	(0.54)	(0.16)

Total distributions	(0.14)	(0.69)	(0.48)	(0.70)	(0.37)

Net asset value, end of year	$17.65	$15.36	$15.40	$16.48	$16.05

Total return	15.91%	4.23%	(3.41)%	7.38%	12.87%

Supplemental data and ratios:
Net assets, end of year, in thousands	$12,053	$10,733	$12,159	$14,798	$11,459
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.13%	1.15% (a)
Ratio of expenses to average net assets, excluding waivers	1.36%	1.46%	1.44%	1.46%	1.42%
Ratio of net investment income to average net assets, including waivers	1.73%	1.61%	1.85%	1.60%	1.66%
Ratio of net investment income to average net assets, excluding waivers	1.50%	1.28%	1.54%	1.27%	1.39%
Portfolio turnover rate	24%	23%	29%	11%	24%

	Year ended September 30
Ariel Global Fund (Institutional Class)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.87	$14.92	$15.98	$15.57	$14.21
Income from investment operations:
Net investment income (loss)	0.25	0.21	0.39	0.24	0.25
Net realized and unrealized gain (loss) on investments	2.15	0.45	(0.93)	0.89	1.55

Total from investment operations	2.40	0.66	(0.54)	1.13	1.80

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.33)	(0.36)	(0.18)	(0.28)
Distributions from capital gains	—	(0.38)	(0.16)	(0.54)	(0.16)

Total distributions	(0.16)	(0.71)	(0.52)	(0.72)	(0.44)

Net asset value, end of year	$17.11	$14.87	$14.92	$15.98	$15.57

Total return	16.26%	4.48%	(3.18)%	7.63%	13.10%

Supplemental data and ratios:
Net assets, end of year, in thousands	$197,299	$95,229	$73,724	$119,609	$89,898
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.88%	0.90% (a)
Ratio of expenses to average net assets, excluding waivers	0.95%	1.01%	0.99%	0.98%	1.01%
Ratio of net investment income to average net assets, including waivers	2.16%	1.93%	2.07%	1.88%	1.91%
Ratio of net investment income to average net assets, excluding waivers	2.09%	1.80%	1.96%	1.78%	1.80%
Portfolio turnover rate	24%	23%	29%	11%	24%

(a)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.
48	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/21

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after September 30, 2021 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ARIELINVESTMENTS.COM	49

Notes to the financial statements	09/30/21

The following tables summarize the inputs used as of September 30, 2021, in valuing the Funds’ investments carried at fair value:

		Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1		$3,040,438,766	$1,366,541,801	$61,541,241
Level 2		—	—	—
Level 3		—	—	—

Total investments		$3,040,438,766	$1,366,541,801	$61,541,241

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.
Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$53,793,787	$86,620,762	$—	$140,414,549
Consumer discretionary	5,188,355	110,610,231	—	115,798,586
Consumer staples	54,305,209	79,604,931	—	133,910,140
Energy	—	4,802,969	—	4,802,969
Financials	36,671,711	76,326,707	—	112,998,418
Health care	1,094,822	146,555,969	—	147,650,791
Industrials	1,179,731	19,247,307	—	20,427,038
Information technology	11,651,881	16,443,404	—	28,095,285
Real estate	—	2,088,078	—	2,088,078
Utilities	—	94,848,511	—	94,848,511

Total common stocks	$163,885,496	$637,148,869	$—	$801,034,365
Short-term investments	27,455,350	—	—	27,455,350

Total investments	$191,340,846	$637,148,869	$—	$828,489,715

Other financial instruments
Forward currency contracts^	$—	$(2,853,546)	$—	$(2,853,546)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$18,955,022	$6,854,395	$—	$25,809,417
Consumer discretionary	2,922,756	14,826,500	—	17,749,256
Consumer staples	13,467,735	10,641,241	—	24,108,976
Financials	16,790,369	6,907,002	—	23,697,371
Health care	23,152,736	28,914,669	—	52,067,405
Industrials	—	1,988,057	—	1,988,057
Information technology	28,804,314	5,752,930	—	34,557,244
Real estate	3,291,302	—	—	3,291,302
Utilities	—	10,200,043	—	10,200,043

Total common stocks	$107,384,234	$86,084,837	$—	$193,469,071
Short-term investments	14,043,001	—	—	14,043,001

Total investments	$121,427,235	$86,084,837	$—	$207,512,072

Other financial instruments
Forward currency contracts^	$—	$497,609	$—	$497,609

*	As of September 30, 2021, the Level 2 investments held were securities subject to fair valuation adjustments and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

50	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/21

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE  |  INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2021 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Purchases	$964,469,134	$301,199,348	$38,042,687	$363,667,486	$114,619,846
Sales	583,417,125	342,484,210	37,173,709	154,932,941	31,784,880

ARIELINVESTMENTS.COM	51

Notes to the financial statements	09/30/21

NOTE FOUR  |  INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2018 – 2021), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2021 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,872,497,201	$862,029,108	$44,399,558	$745,118,474	$181,465,613

Gross unrealized appreciation	1,200,424,593	555,939,077	18,600,200	120,416,632	31,777,940

Gross unrealized depreciation	(32,483,028)	(51,426,384)	(1,458,517)	(37,121,721)	(5,737,506)

Net unrealized appreciation (depreciation)	$1,167,941,565	$504,512,693	$17,141,683	$83,294,911	$26,040,434

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Distributions —The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	09/30/21	09/30/20	09/30/21	09/30/20	09/30/21	09/30/20
Distributions From:
Ordinary Income	$8,000,000	$24,668,121	$7,200,001	$14,116,870	$470,000	$640,000
Long-term capital gains	96,399,953	98,900,041	100,000,050	83,800,021	819,987	—

Total Distributions	$104,399,953	$123,568,162	$107,200,051	$97,916,891	$1,289,987	$640,000

	Ariel International Fund		Ariel Global Fund
	09/30/21	09/30/20	09/30/21	09/30/20
Distributions From:
Ordinary Income	$12,300,000	$14,700,000	$1,350,000	$2,250,000
Long-term capital gains	—	—	—	2,480,820

Total Distributions	$12,300,000	$14,700,000	$1,350,000	$4,730,820

Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to merger adjustments, distribution reclassifications, net operating loss, or foreign currency. Reclassifications recorded at September 30, 2021 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid in capital	$471,250	$—	$—	$—	$—

Undistributed net investment income (loss)	(157,034)	(3,345,800)	(114,654)	(2,880,075)	(195,866)

Accumulated net realized gain (loss)	(314,216)	3,345,800	114,654	2,880,075	195,866

52	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/21

The components of accumulated earnings at September 30, 2021 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$21,289,659	$30,418,414	$701,693	$17,076,228	$3,161,181
Undistributed long-term captial gains	123,577,447	132,756,803	1,372,896	—	—

Tax accumulated earnings	144,867,106	163,175,217	2,074,589	17,076,228	3,161,181
Accumulated capital and other losses	—	—	—	(43,388,116)	(168,315)
Unrealized appreciation (depreciation)	1,167,941,565	504,512,693	17,141,683	82,925,076	26,046,102

Total accumulated earnings	$1,312,808,671	$667,687,910	$19,216,272	$56,613,188	$29,038,968

At September 30, 2021, long-term capital losses of $168,315 and $43,388,116 incurred by Ariel Global Fund and Ariel International Fund, respectively, are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

During the tax year ended September 30, 2021, the Ariel Global Fund utilized $2,128,812 of its capital loss carry-forward.

On June 28, 2019 Ariel Fund acquired the assets of Ariel Discovery Fund through a tax-free reorganization. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. During the tax year ended September 30, 2021, the Ariel Fund utilized $423,143 of its capital loss carry-forward.

NOTE FIVE  |  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—
Over $30 million	1.00%	1.00%	—	—
On average daily net assets	—	—	1.00%	0.75%
Expiration of waivers*	—	—	2022	2022

ARIELINVESTMENTS.COM	53

Notes to the financial statements	09/30/21

	Ariel International Fund		Ariel Global Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class

On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2022	2022	2022	2022

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2021 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid to Distributor	$3,876,457	$2,574,202	$112,653	$60,229	$31,256

Paid to broker/dealers	3,018,154	1,884,485	57,512	47,657	18,349

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX  |  FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the Volume of forward currency contracts measured by the number of trades during the year, and the Average notional value of the forward currency contracts for the year ended September 30, 2021 were:

	Ariel International Fund	Ariel Global Fund

Net realized gain (loss) on forward currency contracts	$(4,231,620)	$(104,279)

Change in net unrealized appreciation (depreciation) on forward currency contracts	$(768,143)	$602,905

Volume of forward currency contracts	140	174

Average notional value of forward currency contracts	$9,435,203	$990,913

Complete lists of forward currency contracts open as of September 30, 2021 are included in the Schedules of Investments for the respective Fund.

NOTE SEVEN  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2021 in securities that were or are deemed to be an affiliated company during the year:

	Share activity				Year ended September 30, 2021

Security name	Balance September 30, 2020	Purchases	Sales	Balance September 30, 2021	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

U.S. Silica Holdings, Inc. (Basic materials)	5,477,884	—	5,477,884	—	$—	$—	$(12,579,041)	$54,521,039	—%

Adtalem Global Education, Inc. (Consumer discretionary)	1,935,899	1,228,803	564,200	2,600,502	98,324,981	—	(2,962,242)	23,163,121	3.2

					$98,324,981	$—	$(15,541,283)	$77,684,160	3.2%

54	SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/21

NOTE EIGHT  |  LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate. As of September 30, 2021, there were no outstanding borrowings under the Line.

For the year ended September 30, 2021, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Focus Fund	$7,894,699	7	1.10%

ARIELINVESTMENTS.COM	55

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Ariel Investment Trust as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 15, 2021

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

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Important supplemental information	09/30/21 (UNAUDITED)

2021 TAX INFORMATION

The following information for the fiscal year ended September 30, 2021 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$96,399,953	$100,000,050	$819,987	$—	$—
Dividends received deduction % for corporate shareholders	87%	83%	99%	16%	50%

* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2022. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$3,061,160	$351,720
Per share amount	$0.0511	$0.0288
Portion of ordinary income distribution derived from foreign sourced income*	91.74%	70.44%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

ARIELINVESTMENTS.COM	57

Important supplemental information	09/30/21 (UNAUDITED)

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

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Fund expense example	09/30/21 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2021 -September 30, 2021.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)

Fund and return	Beginning account value 04/01/21	Ending account value 09/30/21	Expenses paid during period	Ending account value 09/30/21	Expenses paid during period	Annualized expense ratio

Ariel Fund
Investor Class	$1,000.00	$1,053.30	$5.10	$1,020.10	$5.01	0.99%
Institutional Class	1,000.00	1,055.00	3.55	1,021.61	3.50	0.69%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,016.60	$5.56	$1,019.55	$5.57	1.10%
Institutional Class	1,000.00	1,018.10	4.00	1,021.11	4.00	0.79%

Ariel Focus Fund
Investor Class	$1,000.00	$991.00	$4.99	$1,020.05	$5.06	1.00%
Institutional Class	1,000.00	992.20	3.75	1,021.31	3.80	0.75%

Ariel International Fund
Investor Class	$1,000.00	$1,005.50	$5.68	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,006.30	4.43	1,020.66	4.46	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,020.20	$5.72	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,021.50	4.46	1,020.66	4.46	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ARIELINVESTMENTS.COM	59

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:

William C. Dietrich Age: 72	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 70	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee Chair since 2021 (member since 2020)	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 58	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.

Kim Y. Lew Age: 55	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015 and Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 73	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:

Mellody L. Hobson Age: 52	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 63	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareilé B. Cusack Age: 63	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 59	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017

James R. Rooney Age: 62	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.
ARIELINVESTMENTS.COM	61

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ARIELINVESTMENTS.COM 63

A special note to our shareholders

Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law, or as described below. The Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Personal information that is collected from you, your representative, or other organizations, either on paper or online, may include your name and address, Social Security number or tax identification number, bank information, date of birth, investment activity and goals, account balances, transaction history, income, assets, and other confidential information.

This information is used by the Funds, or the service providers we retain, to assist us in our efforts. This may include processing transactions, servicing and maintaining your account, responding to inquiries, developing, evaluating and marketing products and services to you, or fulfilling legal and regulatory requirements. For example, we provide your personal information to the transfer agent that maintains your account records, or to companies for the purposes of printing and mailing your account statements, shareholder reports, and other information about our products and services. We may also disclose information about you at your request (i.e., sending duplicate account statements to someone you designate).

Finally, in order to improve functionality, online tools and content, the Funds may gather web-specific information to better serve you. To help us evaluate and develop new online materials, we may disclose this information to our service providers. Our technologies do not identify you by name or by account number.

64	SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	instagram.com/arielinvestments

•	twitter.com/arielinvests

What’s inside

●

Trained for the Good, Bad and Ugly Co-CEOs John W. Rogers, Jr. and Mellody Hobson reflect on how 38 years of patient investing through four market cycles has conditioned Ariel to manage the unpredictable.

●	Outlook for Value Vice Chairman Charlie Bobrinskoy discusses the factors he expects to support value stock performance after more than a decade of growth equity dominance.

●	Time and Patience Chief Investment Officer of International & Global Equities Rupal Bhansali sheds light on the companies poised for an inevitable recovery---where demand is delayed, not denied.

●	Spotlights Perspectives from our domestic and global research teams on Baidu, Inc. (NASDAQ: BIDU), BorgWarner, Inc. (NYSE: BWA), CBRE Group, Inc. (NYSE: CBRE) and Gentex Corporation (NASDAQ: GNTX).

Slow and steady wins the race.	TPI (3,594) ©011/21 AI–03

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielinvestments.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2021 and September 30, 2020, respectively, were $113,900 and $182,798.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2021 and September 30, 2020, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2021 and September 30, 2020, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2021 and September 30, 2020, respectively, were $22,050 and $35,715.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2021 and September 30, 2020, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2021 and September 30, 2020, were $0 and $0.

For the twelve month periods ended September 30, 2021 and September 30, 2020, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2021 and September 30, 2020, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $22,050 and $35,715, respectively.

For the twelve month periods ended September 30, 2021 and September 30, 2020, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 23, 2021

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 23, 2021